As filed with the Securities and Exchange Commission on June 15, 2016
Securities Act File No. [ ]
Investment Company Act File No. [ ]

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________

FORM N-2

☒    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐    PRE-EFFECTIVE AMENDMENT NO.
☐    POST-EFFECTIVE NO. ______
AND/OR
☒    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐    AMENDMENT NO. ______

______________________________________

PROSPECT INVESTMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

10 East 40th Street, 42nd Floor
New York, New York 10016
(Address of Principal Executive Offices)
(212) 448-0702
(Registrant’s Telephone Number, including Area Code)
______________________________________

Joseph Ferraro, Esq.
Prospect Capital Management L.P.
10 East 40th Street, 42nd Floor
New York, New York 10016
(Name and Address of Agent for Service)
Copies to:
George M. Silfen, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☒
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement
It is proposed that this filing will become effective (check appropriate box):
☒ when declared effective pursuant to section 8(c)
The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
If appropriate, check the following box:
☐    This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐    This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement or the same offering is – ______.
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER SHARE[1]	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE[1]	AMOUNT OF REGISTRATION FEE
Shares of Common Stock	[ ]	[$ ]	[$1,000,000]	[$100.70]

1 Estimated solely for the purpose of calculating the registration fee.

June 15, 2016
PRELIMINARY PROSPECTUS

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Prospect Investment Corporation

Shares of Common Stock

[Class A Shares]
Class W Shares

Prospect Investment Corporation (the “Fund”) is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Unlike open-end funds, the Fund does not provide ongoing daily liquidity, and shareholders of the Fund may not be able to sell their shares. Prospect Capital Management L.P. serves as the investment adviser of the Fund (the “Adviser”).
The Fund’s investment objective is to generate current income and, on a secondary basis, capital appreciation. The Adviser anticipates seeking to achieve the Fund’s objectives by originating and/or investing in senior secured corporate loans, mezzanine or subordinated secured or unsecured debt, convertible securities, structured credit instruments, real estate, one-stop yield buyouts, or other yield-oriented investments. The Fund also anticipates investing up to 20% of the Fund’s total assets in income generating, publicly-traded securities. The Fund may also borrow money for investment purposes, i.e., leverage its assets.
The Fund has no plans to list its shares of common stock (“Shares”) on any securities exchange, and there is no assurance that any secondary market will develop for Shares. Shares are subject to transfer restrictions, including a requirement that Shares must be held in the investor’s account with a Distributor or a Selling Agent (each as defined on the next page).
This prospectus (the “Prospectus”) sets forth concisely the information about the Fund that a prospective investor should know before investing. Such risks include, but are not limited to, the following:

•	An investment in the Fund is not suitable for investors who might need access to the money they invest.

•	There is no public market for the Fund’s Shares and you should not expect to be able to sell your Shares.

•	No shareholder will have the right to require the Fund to redeem his or her Shares.

•
The Fund expects to implement a Share repurchase program, but repurchases will be at the discretion of the Fund’s board of directors and are generally expected not to exceed [20]% of the Fund’s equity in any calendar quarter.

•	Because you could be unable to sell your Shares, you could be unable to reduce your exposure on any market downturn.

•
The Fund intends to seek to maintain a stable distribution rate that may be achieved by distributing net investment income, capital gains and other forms of cash flow generated by the portfolio. The Fund’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

You are advised to read this Prospectus carefully and to retain it for future reference. A statement of additional information (“SAI”) dated [•], 2016, as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI (the table of contents of which is on page S-1 of this Prospectus), the Fund’s annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by writing to Prospect Investment Corporation, 10 East 40th Street, 42nd Floor, New York, NY 10016 or by calling (212) 448-0702 or by visiting the Fund’s website at [•]. You also may obtain a copy of the SAI (as well as material incorporated by reference and other information regarding the Fund) from the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

INVESTING IN SHARES INVOLVES A HIGH DEGREE OF RISK. (SEE “RISK FACTORS” BEGINNING ON PAGE 17.)
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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	Class A Shares*	Class W Shares*
Total Offering Amount (1)	$[ ]	$[ ]
Maximum Sales Load (2)	[ %]	0%
Minimum Sales Load (1)(2)	0.00%	0%
Proceeds to the Fund (maximum) (3)	$[ ]	$[ ]
Proceeds to the Fund (minimum) (3)	$[ ]	$[ ]
Estimated Organizational and Offering Expenses (3)	[ ]	[ ]

*
Currently, only Class W Shares of the Fund are offered. The Fund may offer multiple classes of shares, including, but not limited to, Class A Shares in the future, subject to obtaining an exemptive order from the SEC. If the exemptive order is granted, the Fund presently expects to offer multiple classes of shares, each of which would have certain differing characteristics, particularly in terms of sales charges that investors in that class may bear and/or the distribution fees and transfer agency fees that each class may be charged.

(1)
The minimum initial investment in the Fund by an investor is [$10,000], subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary, but not below $[500]. Minimum subsequent investments must be at least $[500] (in each case, including a sales load if applicable).

In addition, Class W Shares of the Fund are only available to investors: (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a Selling Agent; (ii) who are clients of investment advisers or financial planners that participate in programs operated by Selling Agents through which Class W Shares are offered; (iii) who are other customers or clients of Selling Agents or their affiliates, as authorized by the Fund or a Fund agent, in consultation with the Selling Agent; (iv) who have a minimum initial investment of $5,000,000; or (v) who are members or personnel of the Adviser or its affiliates, and members of their immediate families, and certain other investors as may be determined by the board of directors of the Fund (the “Board”).
Not all investors are able to access Class W Shares. Certain brokerage firms may not offer fee-based advisory programs that allow investors to access Class W Shares as described above or investors may not qualify for any such program at their brokerage firms that allows such access. It is also possible that certain brokerage firms may not offer the Fund as part of any such fee-based advisory program.
Further, the decision by investors to invest in the Fund through Class W Shares must be made on a case by case basis after careful discussion with the prospective investor’s financial adviser to determine whether Class W Shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors.

(2)
It is currently expected that Class A Share investors may be charged a sales load up to a maximum of [•]% on the amount they invest. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. (See “The Offering --- Plan of Distribution.”)

The sales load will neither constitute an investment made by the investor nor form part of the assets of the Fund. The sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc.

(3)
Organizational and offering expenses are not expected to exceed $[•] and will be borne indirectly by shareholders. The minimum net proceeds to the Class W Shares of the Fund after payment of the estimated offering expenses of $[•], would be approximately $[•]. The minimum net proceeds to the Class A Shares of the Fund after payment of the estimated offering expenses of $[•], would be approximately $[•].

[•] (the “Distributor”), serves as the distributor of the Fund’s Shares on a best efforts basis. Amounts received from investors as potential investments in the Fund are held in a non-interest bearing escrow account at the Fund’s custodian, serving as escrow agent, pending the admission of investors as shareholders of the Fund. Pursuant to the terms of the Distributor’s distribution agreement with the Fund, the Distributor or other Fund agents may retain unaffiliated brokers or dealers to act as selling agents (“Selling Agents”) to assist in the distribution of Fund Shares. The Fund reserves the right to withdraw, cancel, suspend or modify the offering of Shares at any time. The Fund is initially offering up to [•] Class W Shares at a fixed price of $[•] per Share (the “Initial Offering”) and, following the close of the Initial Offering, which is currently anticipated to be on or about [•], 2016, intends to offer Shares for purchase monthly at a price equal to net asset value next determined after an order is accepted, plus a sales load (if applicable). Purchase orders for Shares sold in connection with a monthly offering must be received in proper form by the Distributor prior to the close of business (normally 5pm) on the day of the month specified by the Distributor in a written communication to the Selling Agents (and communicated by Selling Agents to their customers), which can be, with respect to certain Selling Agents, as many as five business days prior to the end of a month (a “Closing Time”). At each Closing Time (and at the close of the Initial Offering, for purchase orders received in connection with the Initial Offering), purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor’s purchase order. Investors will receive written or electronic confirmation of each transaction and regular reports showing account balances. A prospective investor may rescind a purchase order for Shares at any time prior to a Closing Time.
Class A Shares of the Fund are expected to be subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling Shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund (the “Distribution and Shareholder Servicing Fees”). These fees are accrued monthly as an expense of the Fund and paid monthly in an amount not to exceed, in the aggregate, [•]% (on an annualized basis) of the net asset value of Class A Shares of the Fund. Class W Shares are not subject to such ongoing Distribution and Shareholder Servicing Fees.
In order to purchase Shares, a prospective investor must submit a completed subscription agreement or certification to the Selling Agent prior to the Closing Time. The Fund reserves the right to reject, in its sole discretion, any purchase order for Shares in whole or in part at any time. Shares may be purchased through, and with funds drawn on, an investor’s brokerage account with a Selling Agent. Additional information regarding the process for buying Shares is set forth under “The Offering --- Purchase Terms; Minimum Investment” and “Investor Suitability.”
Investors may not be able to sell their Shares. The Fund has no plans to list its Shares on any securities exchange, the Shares have no history of public trading and there is no assurance that any secondary market will develop for Shares. In order to provide a limited degree of liquidity to shareholders, the Adviser expects to recommend that the Fund make offers to repurchase up to [•]% of its outstanding Shares as of the end of each calendar quarter at its then-current net asset value commencing during the [third] full calendar quarter after the Fund commences investment operations. The Fund’s Board, in its discretion, must approve each such offer (including the amount of the offer). There can be no assurances that the Fund will make such repurchase offers, nor that shareholders tendering Shares for repurchase in any offer will have all of their tendered Shares repurchased by the Fund. (See “Risk Factors --- Repurchase Offers” and “Repurchase Offers --- Repurchase Procedures.”)
[The Fund pays the Adviser a fee consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of [•]% on the Fund’s gross assets (including amounts borrowed). The base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of the Fund’s gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately prorated.
The incentive fee, which is payable quarterly in arrears, will equal [•]% of the excess, if any, of the Fund’s pre-incentive fee net investment income that exceeds a [•]% quarterly ([•]% annualized) hurdle rate, subject to a “catch up” provision measured as of the end of each calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees and other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, Distribution and Shareholder Servicing Fees, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of [•]% per quarter ([•]% annualized).]
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SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.
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TO ALL INVESTORS
This prospectus (the “Prospectus”) does not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should rely only on information contained in this Prospectus, the Fund’s statement of additional information and exhibits filed by the Fund. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. Prospective investors should read this Prospectus carefully before investing and retain it for future reference.
PRIVACY NOTICE
An important part of the Fund’s commitment to you is the Fund’s respect to your right to privacy. Protecting all of the information the Fund is either required to gather or which accumulates in the course of doing business with you is a cornerstone of the Fund’s relationship with you. This Privacy Notice sets forth the Fund’s policies with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what the Fund does.
The Fund collects personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to the Fund or to an agent of the Fund. The Fund may use this information to effectively administer the Fund’s customer relationship with you. It also permits the Fund to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.
The Fund does not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. The Fund maintains physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.
To service your account and effect transactions, the Fund may provide your personal information to the Fund’s affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist the Fund in servicing your account and have a need for such information, such as a broker or administrator. The Fund may also disclose such information to service providers and financial institutions with whom the Fund has marketing arrangements. The Fund requires third party service providers and financial institutions with which the Fund has marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which the Fund discloses the information to them. The Fund does not otherwise provide information about you to outside firms, organizations or individuals except to the Fund’s attorneys, accountants and auditors and as permitted by law.
It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.
The Fund is committed to upholding these privacy policies. The Fund will notify you on an annual basis of the Fund’s policies and practices in this regard and at any time that there is a material change thereto.

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KL2 2907909.30

PROSPECTUS SUMMARY
In making an investment decision, an investor must rely upon his, her or its own examination of Prospect Investment Corporation (the “Fund”) and the terms of the offering, including the merits and risks involved in acquiring shares of common stock (“Shares”) in the Fund. This is only a summary of information to consider before investing and is qualified in its entirety by the more detailed information that follows elsewhere in this prospectus (the “Prospectus”). An investor should review the entire Prospectus and statement of additional information (“SAI”), available upon request, before making a decision to purchase Shares of the Fund.

The Fund
Prospect Investment Corporation (the “Fund”) is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Prospect Capital Management L.P., a Delaware limited partnership registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”), serves as the investment adviser of the Fund (the “Adviser”).

Investment Objective and Strategies
The Fund’s investment objective is to generate current income and, on a secondary basis, capital appreciation. The Adviser seeks to achieve the Fund’s objectives by originating and/or investing in senior secured corporate loans, mezzanine or subordinated secured or unsecured debt, syndicated loans, convertible securities, structured credit instruments, real estate, one-stop yield buyouts, and other yield-oriented investments.

The Fund anticipates investing primarily in first and second lien senior loans and mezzanine debt. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt and the Fund’s expected investments in collateralized loan obligations (“CLOs”) are subordinated to senior loans and are generally unsecured.

The Fund may also make “one stop yield buyouts” where it acquires controlling interests in companies in conjunction with making secured debt investments in such companies. These may be in several industries, including, industrial, service, real estate and financial businesses.

In pursuing its objectives, the Fund may also invest in directly-originated, current-yielding real estate investments primarily in the United States with a focus on multi-family residential as well as student housing, senior housing, self-storage, and multi-tenant industrial.

The Fund’s investments may also include purchases (either in the primary or secondary markets) of the equity and junior debt tranches of CLOs. Structurally, CLOs are entities that are formed to hold a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. CLOs are typically highly levered, up to approximately 10 times, and therefore the junior debt and equity tranches that the Fund may invest in are subject to a higher risk of total loss.

The Fund also anticipates investing up to 20% of the Fund’s total assets in income generating, publicly-traded securities.

1

The Adviser applies a rigorous analysis in making and monitoring Fund investments. While the structure of its investments will vary, the Fund’s primary focus is on yield-generating investments in debt and/or dividend-paying equity securities of privately-held, thinly-traded or distressed companies. To seek capital appreciation, the Fund may, in conjunction with its investments, acquire accompanying warrants, options or other equity securities of such companies. The Fund’s loans and debt securities are often unrated and are comparable in quality to securities rated below investment grade, commonly known as “junk bonds.”
The Adviser currently expects to focus on investment opportunities in the middle market, though the Fund has the flexibility to invest in any segment of the market.
The Fund may also make opportunistic investments in order to seek enhanced returns for shareholders. Such investments may include investments in the debt and equity instruments of publicly-traded companies, which also may include debt securities that are non-investment grade.
The Fund may also enter into derivative transactions such as swaps, forwards or futures, seeking to gain indirect investment exposure to a particular security/issuer, to enhance returns or to hedge one or more existing positions.
At any time, the Board has the authority to amend, modify or waive the Fund’s current investment strategies, operating policies, and investment criteria without prior notice and without stockholder approval. The Fund cannot predict the effect that any changes to the Fund’s current investment strategies, operating policies, and investment criteria would have on the Fund’s business, net asset value, or operating results. However, the effects might be adverse, which could negatively impact the Fund’s ability to pay you distributions and cause you to lose all or part of your investment.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Potential Market Opportunity
The Adviser believes that middle-market private debt and related investments provide investors an opportunity to achieve attractive risk-adjusted returns on both an absolute basis and relative to other private investment strategies.
In terms of demand, the Fund believes that middle-market companies have an ongoing need for private debt and equity capital to refinance existing debt, to finance capital expenditures and other growth initiatives, and to fund buyouts and acquisitions. According to the National Center for the Middle Market, the U.S. middle-market is comprised of nearly 200,000 businesses, which are diverse across industries, and hundreds of active middle-market private equity sponsors. The National Center for the Middle Market defines middle market companies as those having revenues between $10 million and $1 billion. According to the National Center for the Middle Market, middle-market businesses comprise a significant portion of the U.S. economy, accounting for approximately $4.3 trillion (one-third) of U.S. Private Sector GDP. On a stand-alone basis, the U.S. middle-market would be the 5th largest economy among nations globally.

2

Private equity sponsors have been a consistent source of demand for middle-market debt capital to finance new leveraged buyouts, add-on acquisitions, and refinancings. The Adviser currently anticipates that private equity sponsors will continue to be active and have significant capital to invest. The Adviser further believes that such sponsors will likely require a substantial amount of debt capital in conjunction with investing this equity capital.
From a supply perspective, since the 2008-2009 recession, several investor classes have generally reduced lending to middle-market companies due to non-market reasons, a dynamic which the Adviser believes has increased available investment opportunities.
•    Commercial banks: The number of commercial banks has declined, and the remaining institutions generally are lending less (both in terms of dollar amounts as well as leverage multiples) as a result of tighter credit standards, higher capital requirements, deleveraging efforts, and tougher regulatory constraints and oversight.
•    Finance companies: Commercial finance companies are generally less active in aggregate than prior to the recession.  Certain commercial finance companies over-levered their balance sheets prior to the recession to grow assets.  In addition, many such companies have been forced to convert into banks or have needed to reduce assets.
•    Hedge funds: Hedge funds, which had been active in the middle market prior to the recession, suffered significant losses (primarily due to other investments) and redemptions in 2008 and 2009 and are now primarily focused on liquid assets (as opposed to less liquid assets like middle-market debt), given their need to meet periodic investor redemptions. Also, many of their committed financing vehicles are past or near the end of their investment periods.
•    Collateralized loan obligations (“CLOs”): New CLOs issued since the 2008-2009 recession are typically limited in their ability to invest in private middle-market debt.
•    Broader syndicated debt capital markets: The broader syndicated debt capital markets and large commercial and investment banks are focused on large companies that issue more liquid syndicated loans or high-yield bonds.
Given the scale of the Adviser’s investment activity with respect to other funds it manages, the Adviser is positioned to compete for investments in the $20 million to $400+ million range.  The Adviser believes that there are fewer credit managers investing in middle-market loans in the $50 million to $300 million range due to the large amount of capital required to make such investments.  Below the $50 million threshold, there are a larger number of middle-market credit managers who can compete, and for those investments above $300 million, the syndicated debt markets may be viable for some borrowers.

3

Borrowings
The Fund is permitted to borrow using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, or reverse repurchase agreements. Subject to prevailing market conditions, the Fund may use leveraging instruments to add financial leverage to its portfolio representing up to approximately 33 ⅓% (in the event leverage is obtained solely through debt) to 50% (in the event leverage is obtained solely though preferred stock) of its total assets (including the assets subject to, and obtained with the proceeds of, such instruments, which is the maximum amount permitted under the 1940 Act). The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on its assessment of market conditions and the investment environment.
The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, swaps, futures and forward contracts, options and other derivative transactions, together with any other senior securities representing indebtedness, to 33 ⅓% of its total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of its total assets (less its obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, swaps, futures and forward contracts, options and other derivative transactions will not be counted against the foregoing limits under the 1940 Act, but the assets used to “cover” may not be counted as part of the Fund’s total assets for purposes of the 33 ⅓% and 50% limits. The Fund intends to “cover” its derivative positions by “segregating,” i.e., earmarking on its books, an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.
Reverse repurchase agreements, forwards, swaps and other derivative transactions, even if covered, may represent a form of economic leverage and create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund’s maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. The Fund may also generate leverage through engaging in lending of its portfolio securities. The Fund’s investment program can involve frequent use of leverage.
(See “Risk Factors --- Leverage and Borrowings Risk.”)

Management of the Fund
The board of directors of the Fund (the “Board”) has overall responsibility for the management and supervision of the operations of the Fund. It has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. (See “Management of the Fund.”)

The Adviser
The Fund’s investment operations and day-to-day management activities will be managed by the Adviser pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”) and, Prospect Administration, LLC (the “Administrator” or “Prospect Administration”), pursuant to an Administration Agreement (the “Administration Agreement”). The Adviser is registered as an investment adviser with the SEC under the Advisers Act and is responsible for the Fund’s day-to-day investment operations and is responsible for developing, recommending and implementing the Fund’s investment strategy.
As of March 31, 2016, the Adviser had over $7.2 billion in total capital under management (under its discretion), including undrawn credit facilities.

4

The Adviser’s senior executives John F. Barry III and M. Grier Eliasek (together, the “Senior Executives”) have worked together for over 15 years, through multiple economic and investing cycles. The Adviser has built an accomplished team of approximately 100 professionals, which the Adviser believes is one of the largest and most experienced teams focused on middle-market investing. The Adviser’s investment team is comprised of professionals with expertise in originating, executing, managing, and exiting private credit and other investments. The Adviser’s senior investment professionals have invested in a broad array of industries, including but not limited to industrials, consumer products, consumer services, energy, financial services, food, healthcare, business services, manufacturing, media, real estate and multiple niche sectors. The Adviser’s investment professionals are persistent and creative at finding solutions that maximize the attractiveness of an investment for both investors and the portfolio company.
In addition, the Fund believes that it will benefit from the Adviser’s other professionals (the “Support Team”), which is comprised of multiple attorneys, Certified Public Accountants, tax and other professionals. Through its Support Team, the Adviser believes it has developed an institutional-quality infrastructure for accounting, financial reporting, legal, compliance, tax, independent custody, third-party valuation and administrative functions (which meet the stringent public-company, Sarbanes-Oxley Act requirements of its affiliate, Prospect Capital Corporation (“PSEC”), a business development company traded on the NASDAQ Global Select Market). The Support Team also assists the investment professionals in evaluating, negotiating and documenting investments. The Adviser believes that these capabilities provide a level of infrastructure not typically found with a private fund focused on the middle-market.
These individuals are responsible for the Fund’s day-to-day operations on behalf of the Adviser and are responsible for developing, recommending and implementing our investment strategy. In addition to managing PSEC, the Adviser, through its affiliates, also manages two closed-end management investment companies, Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc.
The Adviser has a broad, multi-channel direct investment origination network. By sourcing opportunities directly from multiple channels, the Adviser is not dependent solely on private equity sponsors and consistently originates a high volume of potential investments across varying market sectors. The Adviser’s large team and rigorous investment process allows for a careful assessment of the Adviser’s robust pipeline. The Adviser is highly selective in choosing attractive risk-reward investments and historically has typically chosen to complete only a small fraction of the potential investments that it has considered.
The Adviser has significant experience and a long-term track record of investing in companies and has developed expertise in using all levels of a portfolio company’s capital structure to produce income-generating investments, while focusing on risk management. The Adviser relies upon the investment, finance, accounting, legal and administrative personnel of the Adviser and the Fund’s Administrator, Prospect Administration, LLC, and may retain additional personnel as its activities expand. Such parties also have extensive knowledge of the managerial, operational and regulatory requirements of publicly offered registered investment companies. The Fund believes that this depth of experience and disciplined investment approach will help the Adviser to successfully execute the Fund’s investment strategy.
All investment decisions will be made by the Adviser’s professionals. The Board, including a majority of independent directors, will oversee and monitor the investment performance and relationship with the Adviser.

5

Management Fee & Incentive Fee
[The Fund pays the Adviser a fee consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of [•]% on the Fund’s gross assets (including amounts borrowed). The base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of the Fund’s gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately prorated.
The incentive fee, which is payable quarterly in arrears, will equal [•]% of the excess, if any, of the Fund’s pre-incentive fee net investment income that exceeds a [•]% quarterly ([•]% annualized) hurdle rate, subject to a “catch up” provision measured as of the end of each calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees and other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, Distribution and Shareholder Servicing Fees, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of [•]% per quarter ([•]% annualized).]

The Offering
The Fund will initially offer a single class of Shares designated as “Class W Shares” to investors eligible to invest in the Fund. The Fund may offer multiple classes of shares, including, but not limited to, Class A Shares in the future, subject to obtaining an exemptive order from the Securities and Exchange Commission (“SEC”). If the exemptive order is granted, the Fund presently expects to offer multiple classes of shares, each of which would have certain differing characteristics, particularly in terms of sales charges that investors in that class may bear and/or the distribution fees and transfer agency fees that each class may be charged. Unlike Class W Shares, it is currently expected that Class A Shares would be subject to a sales load and Distribution and Shareholder Servicing Fees. Class W Shares of the Fund are being offered in an initial offering (the “Initial Offering”) at a price of $[•]. The Initial Offering is currently anticipated to terminate on [•], 2016, subject to extension. After the Initial Offering is closed, Shares of the Fund will be offered for purchase on a monthly basis in a continuous offering at their net asset value per Share, plus, in the case of Class A Shares (and if applicable), a sales load of up to [•]% of the amount invested (as described below). Shares will be issued at the net asset value per Share next computed after acceptance of an order to purchase Shares. The Fund’s net asset value per Share will be circulated to Selling Agents (as defined below) offering Shares of the Fund. The minimum initial investment in Shares of the Fund by an investor in the Fund is [$10,000], subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary. Subsequent investments must be at least [$500]. (In each case, including a sales load if applicable.) The minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

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 In addition, the Fund currently expects Class W Shares of the Fund to only be available to investors: (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a Selling Agent; (ii) who are clients of investment advisers or financial planners that participate in programs operated by Selling Agents through which Class W Shares are offered; (iii) who are other customers or clients of Selling Agents or their affiliates, as authorized by the Fund or a Fund agent, in consultation with the Selling Agent; (iv) who have a minimum initial investment of $5,000,000; or (v) who are members or personnel of the Adviser or its affiliates, and members of their immediate families, and certain other investors as may be determined by the Fund’s Board. Not all investors are able to access Class W Shares. Certain brokerage firms may not offer fee-based advisory programs that allow investors to access Class W Shares as described above or investors may not qualify for any such program at their brokerage firms that allows such access. It is also possible that certain brokerage firms may not offer the Fund as part of any such fee-based advisory program.

Further, the decision by investors to invest in the Fund through Class W Shares must be made on a case by case basis after careful discussion with the investor’s financial adviser to determine whether Class W Shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors.

Shares may be purchased through, and with funds drawn on, an investor’s brokerage account with the Distributor (as defined below) or a Selling Agent. In order to purchase Shares, a prospective investor must submit a completed subscription agreement or certification to the Distributor or a Selling Agent. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares of the Fund at any time. The Fund also reserves the right to suspend or terminate the offering of Shares at any time.
Amounts received by the Fund or the Distributor from prospective investors in the Fund will be held in a non-interest bearing escrow account pending the transmission to the Fund. If an investor’s subscription is not accepted, the escrow agent will return the subscription monies to such investor. [•] (the “Distributor”) serves as the distributor of the Fund’s Shares on a best efforts basis, pursuant to the terms of the Distributor’s distribution agreement with the Fund, and may retain unaffiliated brokers or dealers and other intermediaries to act as selling agents (“Selling Agents”) to assist in the distribution of Shares.

Selling Agents are entitled to charge a sales load to each investor on the purchase price of Class A Shares of up to [•]%. The specific amount of the sales load paid is not fixed and will be determined by the investor and its Selling Agent. The sales load is expected to be waived for the Adviser and its affiliates, including its personnel and members of their immediate families. The sales load will neither constitute an investment made by the investor in, nor form part of the assets of, the Fund. The Selling Agents’ receipt of the sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc.
The maximum amount of all items payable to FINRA member firms will not exceed the maximum compensation levels set forth in FINRA Rule 2830.

Distribution and Shareholder Servicing Fees
Class W Shares are not subject to Distribution and Shareholder Servicing Fees.  Class A Shares of the Fund are expected to be subject to ongoing Distribution and Shareholder Servicing Fees to compensate Selling Agents for selling Shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund.  These fees would be accrued monthly as an expense of the Fund and paid monthly in an amount not to exceed, in the aggregate, [•]% (on an annualized basis) of the net asset value of Class A Shares of the Fund. (See “Fees and Expenses --- Distribution and Shareholder Servicing Fees.”)

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Fund Expenses
All investment professionals of the Adviser and its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser. The Fund bears all other costs and expenses of the Fund’s operations and transactions, including those relating to: organization and offering; calculation of the Fund’s net asset value (including the cost and expenses of any independent valuation firms); expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisers (such as independent valuation firms, accountants and legal counsel), in monitoring the Fund’s financial and legal affairs and in monitoring the Fund’s investments and performing due diligence on the Fund’s prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance the Fund’s investments; offerings of its debt, its preferred shares, its common stock and other securities; investment advisory fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Fund’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by the Fund, by the Adviser or by Prospect Administration in connection with administering the Fund’s business, such as the Fund’s allocable portion of overhead under the Administration Agreement, including rent and the Fund’s allocable portion of the costs of the Fund’s Chief Compliance Officer and Chief Financial Officer and his staff. (See “Fees and Expenses --- Other Fees and Expenses of the Fund.”)

Investor Suitability
An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors.  An investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity of Shares and should be viewed as a long-term investment.  Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial adviser to determine whether an investment in the Fund is suitable for your risk profile. (See “Investor Suitability.”)

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions
The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that closed-end funds do not typically redeem their Shares at the option of the shareholder. Rather, closed-end fund Shares typically trade in the secondary market via a stock exchange.  Unlike many closed-end funds, however, the Fund’s Shares will not be listed on a stock exchange.  Instead, the Fund may provide limited liquidity to shareholders by offering to repurchase a limited amount of Shares quarterly, which is discussed in more detail below.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. There is no assurance that any secondary market will develop for the Shares. Although the Fund may make quarterly offers to repurchase its Shares, there can be no assurance that the Fund will repurchase all Shares that are tendered by a shareholder in connection with any repurchase offer.

The Fund may require substantial documentation in connection with a requested transfer of Shares, and you should not expect that you will be able to transfer Shares at all. Attempted transfers may require a substantial amount of time to effect. Shares of the Fund may not be exchanged for Shares of any other fund.

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Repurchase Offers
In an effort to provide some liquidity for investors, the Adviser expects to recommend that the Fund make offers to repurchase up to [•]% of its Shares as of the end of each calendar quarter at the then-current net asset value commencing during the [third] full calendar quarter after the Fund commences investment operations. The Board, in its discretion, must determine whether to approve each such offer (and for what amount). There can be no assurance that the Fund will make such repurchase offers, nor that shareholders tendering Shares for repurchase in any offer will have all of their tendered Shares repurchased by the Fund. (See  “Repurchase Offers --- Repurchase Procedures.”)
The Adviser expects that, under the procedures applicable to the repurchase of Shares, Shares will generally be valued for purposes of determining their repurchase price as of a date at least [60 days] after the date by which shareholders must submit a repurchase request. The value of Shares can change significantly between this repurchase request deadline and the pricing date for the repurchase offer, i.e., [60 days] later on the last business day of the applicable calendar month.
Under these procedures, shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of their Shares as of a date proximate to the repurchase pricing date. In addition, there will be a period of time between the repurchase request deadline and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase will be given non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased Shares.
The Fund will deposit all repurchase proceeds with the Fund’s custodian, acting as escrow agent, in a non-interest bearing escrow account pending transmission to tendering shareholders.

Distribution Policy
Subject to the Board’s discretion and applicable legal restrictions, the Fund intends to authorize, declare and pay ordinary cash distributions on a quarterly basis. Based on the current market environment and the expected portfolio to be constructed, it is currently anticipated that the level of quarterly distributions (including any return of capital) is targeted to represent an amount equivalent to an annual rate of at least [•]% of the Fund’s current net asset value per Share class. However, this distribution policy is subject to change and there is no guarantee the target rate will be achieved, or that any dividend will be paid at all. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional Shares of the same class under the Fund’s dividend reimbursement policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Any distributions the Fund makes will be at the discretion of the Board and will be dependent upon a number of factors, including prohibitions or other restrictions under financing agreements or Maryland law and other factors described herein.

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Risk Factors
An investment in the Fund involves a high degree of risk. There can be no assurance that the Fund’s investment objectives will be achieved. In particular, the Fund’s investments in high yield, unrated loans or debt securities, and its use of leverage can, in certain circumstances, result in significant losses to the Fund. The value of the Fund’s investments can be reduced by unsuccessful investments, poor selection of securities and other investments, pronounced market volatility, unfavorable interest rate movements and U.S. and global adverse economic, political and legal developments. You may lose money by investing in the Fund. (See “Risk Factors” below.)
The Fund is a newly organized, closed-end management investment company with no operating history and is designed for long-term investors. As such, there is no basis on which investors can evaluate the performance of the Fund. However, the personnel of the Adviser responsible for managing the Fund’s investment portfolio have substantial experience in managing investments and

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investment funds, including PSEC which has an investment program similar to that of the Fund. The Fund’s investments can entail substantial risks which could result in significant losses to investors. (See “Risk Factors--- No Operating History Risk.”)
The Fund has no plans to list its Shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s Shares. Shareholders will be unable to redeem Shares on a daily basis because the Fund is a closed-end fund. Although the Fund may make quarterly offers to repurchase its Shares, there can be no assurance that the Fund will repurchase all Shares that are tendered by a shareholder in connection with any repurchase offer and a shareholder may not be able to liquidate its investment in the Fund within a timeframe suitable to that shareholder. Further, there is no assurance that the Fund will make such repurchase offers at all. (See “Risk Factors --- Lack of Liquidity of Shares Risk.”)
The Fund is subject to the following more specific risks:
•    Market risk refers to the possibility that the market values of securities (debt or equity) or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Under certain market conditions, debt securities may have greater price volatility than equity securities. The values of the Fund’s fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. An investment in the Fund could lose money over short or even long periods. (See “Risk Factors --- Market Risk.”)
•    Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but will usually affect the value of the Fund’s Shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations (as applicable), which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of fixed income securities held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Securities with floating interest rates are typically less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value. In addition, the level of the Fund’s net investment income can depend, in part, upon the difference between the rate at which the Fund borrows funds and the rate at which it invests those funds. In periods of rising interest rates when the Fund has debt outstanding, the cost of funds will increase, which could reduce net investment income. (See “Risk Factors --- Interest Rate Risk.”)
•    Credit risk refers to the possibility that the issuer of a security will be unable to make timely (or any) interest payments and/or repay the principal on its debt. (See “Risk Factors --- Credit Risk.”)

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•    High yielding or fixed income securities rated below investment grade (or unrated securities with comparable credit quality) generally offer a higher current yield than that available from higher rated issues, but typically involve significantly greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to changes in interest rates. They typically are also subject to significantly more credit risk, and may be more illiquid, than higher-rated securities or securities of higher quality. (See “Risk Factors --- Credit Risk (including for high yield and/or lower quality and/or unrated debt securities).”)
•    Leverage risk arises from any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The use of leverage, such as borrowing money, will cause the Fund to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s underlying investments. (See “Risk Factors --- Leverage and Borrowings Risk.”)
•    Prepayment or call risk arises typically if interest rates fall, where it is possible that issuers of fixed income securities with high interest rates will, if entitled to, prepay or “call” their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distribution to shareholders. (See “Risk Factors --- Prepayment or Call Risk.”)
•    Investments in small and/or privately-held companies are extremely risky and the Fund could lose its entire investment. Small and middle-market companies may have limited financial resources and may not be able to repay the loans or other debt provided to them. Small and middle-market companies typically have narrower product lines and smaller market shares than large companies. There is generally little or no publicly available information about privately held companies. Small and middle-market companies generally have less predictable operating results. Small and middle-market companies are more likely to be dependent on a small group of individuals. Small companies are likely to have greater exposure to economic downturns than larger companies. Small and middle-market companies may have limited operating histories. (See “Risk Factors --- Small/Private Company Risks.”)
•    Real estate investment risk arises from the Fund’s investments in directly-originated, currently-yielding real estate investments, primarily in the U.S. A number of factors may prevent these investments from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to the Fund. These factors include adverse national, regional and local economic conditions, adverse local real estate conditions (such as over-supply or insufficient demand), changing demographics, and the inability of property managers to provide capable management and adequate maintenance. (See “Risk Factors --- Risks of Investing in Real Estate.”)
•    Illiquid securities risk arises from the Fund’s investments in illiquid private companies or relatively illiquid securities issued by public

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companies. Loans for example, may restrict the ability of the Fund to dispose of its investments in a timely fashion at or close to current fair value. Illiquid securities can also be extremely difficult to value and, thus, their value often depends on subjective and uncertain judgments. (See “Risk Factors--- Illiquid Securities Risk.”)
•    CLO risk is the risk that (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
•    Equity risk arises because the Fund also may invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a loan or fixed-income instrument, in connection with a reorganization of a borrower or issuer or through direct purchases of publicly-traded equity securities. The value of equity securities, including common stock, preferred stock and convertible stock, often fluctuates in response to factors affecting the particular company, as well as broader market and economic conditions. (See “Risk Factors --- Risk of Investments in Equity Securities, or Warrants Incidental to Investments in Loans and Fixed-Income Instruments.”)
•    Derivatives risk arises from the Fund’s ability to invest in financial instruments whose value depends on, or is derived from, the value of other underlying assets. Losses involving derivative instruments may be substantial, because a relatively small movement in the price of an underlying security, instrument, commodity, currency or index may result in a substantial loss for the Fund. Derivative investments will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, hedging risk, leverage risk and/or liquidity risk. (See “Risk Factors --- Derivatives Risk.”)
•    Fair Valuation risk arises from the Fund’s portfolio, since a significant portion of the Fund’s portfolio investments are recorded at “fair value” and, as a result, there is a degree of uncertainty regarding the carrying values of the Fund’s portfolio investments. There is no single standard for determining fair value in good faith. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material. (See “Risk Factors --- Fair Valuation Risk.”)
•    Distribution risk is the risk that there can be no assurance that quarterly distributions paid by the Fund to shareholders will be maintained at targeted levels, or that they will be made at all. (See “Risk Factors --- Distribution Risk.”)
•    Non-diversification risk arises because the Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely effected by a single corporate, economic, political or regulatory occurrence. (See “Risk Factors --- Non-Diversification Risk.”)

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•    Incentive Fee risk is the risk that the Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement and may encourage the Adviser to use leverage to increase the return on the Fund’s investments. [The Incentive Fee is accrued [•] as a liability of the Fund and so reduces the net asset value of all Shares.] (See “Risk Factors --- Incentive Fee Risk.”)
•    Dependence on key personnel risk is the risk that the Adviser depends on the efforts, skills, reputations and business contacts of its key personnel, the information and deal flow they and others generate during the normal course of their activities and the synergies among the diverse fields of expertise and knowledge held by the Adviser’s professionals. The loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund. (See “Risk Factors --- Dependence on the Adviser.”)

In light of the foregoing risks, an investment in Shares of the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.
No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objectives. For a full description of risks applicable to the Fund, please see “Risk Factors” beginning on page 17.

Potential Conflicts of Interest
The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. (See “Potential Conflicts of Interest.”)

Taxation
The Fund has elected to be treated as a “Regulated Investment Company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to qualify as a RIC for federal income tax purposes. As such, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders. The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts. Fund dividends and capital gains distributions, if any, are taxable to most investors and will be taxable whether or not they are reinvested in Shares of the Fund. (See “Certain Tax Matters” and, in the SAI, “Tax Aspects.”)

Reports to Shareholders
As soon as practicable after the end of each taxable year, the Fund furnishes to shareholders such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law. The Fund sends unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Term	The Fund’s term is perpetual.
Fiscal Year	The Fund’s fiscal year ends on each June 30. The Fund’s tax year for federal income tax purposes also ends on each June 30.

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Administrator
The Fund has entered into an administration agreement (the “Administration Agreement”) with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for the Fund. For providing these services, the Fund reimburses Prospect Administration for its allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and its allocable portion of the costs of the Fund’s Chief Financial Officer and Chief Compliance Officer and his staff. Under this agreement, Prospect Administration furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s stockholders and reports filed with the SEC. In addition, Prospect Administration assists the Fund in determining and publishing the Fund’s net asset value, overseeing the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a subsidiary of the Adviser.

Custodian and Escrow Agent
[•], located at [•], serves as the custodian for the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and for retaining sub-custodians to maintain custody of foreign securities held by the Fund.
[•] also serves as escrow agent with respect to subscription monies received from prospective investors in advance of dates when Shares may be subscribed for and monies may be transmitted to the Fund, as well as with respect to monies received from the Fund in advance of dates when Shares may be tendered to the Fund and monies may be transmitted to the tendering shareholders. Amounts received from prospective investors in the Fund (in the case of subscriptions) and amounts received from the Fund (in the case of tender offers) will be held in a non-interest bearing escrow account pending the transmission to the Fund or tendering shareholders, as the case may be. If an investor’s subscription is not accepted, the escrow agent will return the subscription monies to such investor.

Transfer Agent	[•] also serves as transfer agent and registrar with respect to Shares of the Fund.
Legal Counsel
Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as U.S. legal counsel to the Fund. The firm does not represent potential investors with respect to their investment in the Fund.

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SUMMARY OF FUND EXPENSES
The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear. Currently, only Class W Shares of the Fund are offered. The Fund may offer multiple classes of shares, including, but not limited to, Class A Shares in the future, subject to obtaining an exemptive order from the SEC. If the exemptive order is granted, the Fund presently expects to offer multiple classes of shares, each of which would have certain differing characteristics, particularly in terms of sales charges that investors in that class may bear and/or the distribution fees and transfer agency fees that each class may be charged.

	Class A Shares(1)	Class W Shares

Shareholder Transaction Expenses

Maximum Sales Load (as a percentage of offering price) (2)	[•]%	None

Annual Expenses (as a percentage of net assets attributable to Shares)

Management Fee	[•]%	[•]%
Incentive Fee (3)	[•]%	[•]%
Distribution and Shareholder Servicing Fees (4)	[0.[•]%	None
Interest Payments on Borrowed Funds (5)	[•]%	[•]%
Other Expenses (6)	[•]%	[•]%
Total Annual Expenses (including the Incentive Fee) (5)	[•]%	[•]%
________________
(1)    Class A Shares are not currently offered by the Fund.
(2)    In connection with initial and additional investments, it is currently expected that investors in Class A Shares may be charged a sales load of up to [•]% of the amounts transmitted in connection with their purchases of Shares. Class W Shares are not subject to a sales load. (See “The Offering --- Plan of Distribution.”)
(3)    [The Incentive Fee, which is payable quarterly in arrears, will equal [•]% of the excess, if any, of the Fund’s pre-incentive fee net investment income that exceeds a [•]% quarterly ([•]% annualized) hurdle rate, subject to a “catch up” provision measured as of the end of each calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees and other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, Distribution and Shareholder Servicing Fees, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of [•]% per quarter ([•]% annualized). The “catch-up” provision requires the Fund to pay [•]% of the Fund’s pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than [•]% of the quarterly hurdle rate in any calendar quarter ([•]% annualized assuming an annualized hurdle rate of [•]%). The “catch-up” provision is meant to provide the Adviser with [•]% of the Fund’s pre-incentive fee net investment income as if a hurdle rate did not apply when the Fund’s pre-incentive fee

16

net investment income exceeds [•]% of the quarterly hurdle rate in any calendar quarter ([•]% annualized assuming an annualized hurdle rate of [•]%). (See “Fees and Expenses --- Advisory Fees.”)]
(4)    Class A Shares of the Fund are expected to be subject to ongoing Distribution and Shareholder Servicing Fees to compensate Selling Agents for selling Shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued monthly as an expense of the Fund and paid monthly in an amount not to exceed, in the aggregate, [0.[•]% (on an annualized basis) of the net asset value of Class A Shares of the Fund. Class W Shares are not subject to such ongoing Distribution and Shareholder Servicing Fees. (See “Fees and Expenses --- Distribution and Shareholder Servicing Fees.”)
(5)    The Fund may borrow funds to make investments. To the extent that the Fund determines it is appropriate to borrow funds for investments, the costs associated with such borrowing will be borne by shareholders through their ownership of Fund Shares. The interest expense shown in the table is an estimate based on the Adviser’s historical experience in implementing an investment strategy substantially similar to that of the Fund. However, this amount may vary in the current fiscal year and going forward, depending on a variety of factors, including market conditions.
(6)    “Other Expenses” shown in the table reflects an estimate based on expected offering proceeds of $[•] and include, among other things, organization and offering expenses, administration fees, legal fees, the independent auditor’s fees, printing costs and fees payable to the Independent Directors.
________________________________________

	1 Year	3 Years	5 Years	10 Years
Class A:

You would pay the following expenses (including the Incentive Fee) on a $1,000 investment, assuming a 5% annual return and a sales load of [•]%:	$[•]	$[•]	$[•]	$[•]

You would pay the following expenses (including the Incentive Fee) on a $1,000 investment, assuming a 5% annual return (without a sales load):	$[•]	$[•]	$[•]	$[•]

Class W	$[•]	$[•]	$[•]	$[•]
________________
The example above is intended to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

[The example includes the payment of the Incentive Fee assuming that the Fund’s annual return is 5%. The expense example amounts (including their taking into account of Incentive Fees) are not in any way intended to predict the performance of the Fund. The example is for illustration purposes only and no actual level of future Fund performance should be expected based on the amounts shown.
The example assumes that the Fund’s annual return is 5%. As a result, the dollar amount in the example could be significantly higher if the Fund’s actual rate of return exceeds 5%.
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown in the example. For a more complete description of the various costs and expenses, see “Fees and

17

Expenses.” Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.]

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RISK FACTORS
Prospect Investment Corporation (the “Fund”) is a speculative investment and an investment in the shares of common stock (“Shares”) entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved. In particular, the Fund’s investments in high yield, unrated or below grade securities and its use of leverage can, in certain circumstances, result in significant losses to investors who purchase Shares (“shareholders”).
General

An investment in the Fund involves a high degree of risk. There can be no assurance that the Fund’s investment objectives will be achieved. In particular, the Fund’s investments in high yield, unrated loans or debt securities, and its use of leverage can, in certain circumstances, result in significant losses to the Fund. The value of the Fund’s investments can be reduced by unsuccessful investments, poor selection of securities and other investments, pronounced market volatility, unfavorable interest rate movements and U.S. and global adverse economic, political and legal developments. Investors may lose some or all of their investment by investing in the Fund.

No Operating History

The Fund is a newly organized, closed-end management investment company with no operating history and is designed for long-term investors. As such, there is no basis on which investors can evaluate the performance of the Fund. However, the Fund believes that the personnel of the Adviser responsible for managing the Fund’s investment portfolio have substantial experience in managing investments and investment funds, including PSEC, which has an investment program similar to that of the Fund. The Fund’s investments can entail substantial risks which could result in significant losses to investors.

Lack of Liquidity of Shares Risk

The Fund has no plans to list its Shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s Shares. Shareholders will be unable to redeem Shares on a daily basis because the Fund is a closed-end fund. Although the Fund may make quarterly offers to repurchase its Shares, a shareholder may not be able to liquidate its investment in the Fund within a timeframe suitable to that shareholder. (See “Repurchase Offers.”) Further, brokers, dealers or the Distributor may require substantial documentation in connection with a requested transfer of Shares, and shareholders should not expect that they will be able to transfer Shares at all. Attempted transfers may require a substantial amount of time to effect. Shares of the Fund may not be exchanged for Shares of any other fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.

Market Risk

Market risk refers to the possibility that the market values of securities (debt or equity) or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Under certain market conditions, debt securities may have greater price volatility than equity securities. The values of the Fund’s fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations can have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being

19

purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can also be considered a type of market risk.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but will usually affect the value of the Fund’s Shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations (as applicable), which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of fixed income securities held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Securities with floating interest rates are typically less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value.

Because the Fund may use debt to finance investments, its net investment income can depend, in part, upon the difference between the rate at which the Fund borrows funds and the rate at which it invests those funds. As a result, the Fund can offer no assurance that a significant change in market interest rates will not have a material adverse effect on its net investment income. In periods of rising interest rates when the Fund has debt outstanding, the cost of funds will increase, which could reduce net investment income. An increase in interest rates would make it easier for the Fund to meet or exceed the Incentive Fee hurdle rate and may result in a substantial increase of the amount of Incentive Fees payable to the Adviser. See “Management of the Fund --- The Adviser.”

In addition, interest rates have recently been at or near historic lows. In the event of a significant rising interest rate environment, the Fund’s investments with fixed rates may decline in value because the fixed coupon rate is below market yield. Similarly, during periods of rising interest rates, the Fund’s portfolio companies with adjustable-rate loans could see their payments increase and there may be a significant increase in the number of the Fund’s portfolio companies who are unable or unwilling to pay interest and repay their loans. Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general.

Credit Risk (including for high yield and/or lower quality and/or unrated debt securities)

Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are rated below investment grade or in unrated securities of comparable quality, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Lower quality debt securities are commonly referred to as “junk” securities. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, and greater liquidity concerns. Such securities are generally regarded as predominantly speculative with respect to the issuers’ capacity to pay interest or repay principal in accordance with their terms. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities.

The Fund may invest in credit obligations of stressed issuers including those that are in covenant or payment default. Such obligations are subject to a multitude of legal, industry, market, economic and governmental forces each of which make analysis of these companies inherently difficult. The Fund relies on the Adviser, outside experts, market participants and personal experience to analyze potential investments. There can be no assurance that any of these sources will provide credible information, or that the Adviser’s analysis will produce conclusions that lead to profitable investments for the Fund. Obligations of stressed issuers are considered particularly speculative. The repayment of

20

defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy court may approve actions that would be contrary to the interests of the Fund. A bankruptcy filing by an issuer may cause such issuer to lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity, and its liquidation value may be less than its value was believed to be at the time of investment. In addition, the duration of a bankruptcy proceeding is difficult to predict and as such, a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Further, in the early stages of the bankruptcy process it is often difficult to estimate the extent of any contingent claims that might be made and, as such, there is a risk that the Fund’s influence with respect to the class of obligations it owns could be lost by increases in the number and amount of claims in that class or by different classification and treatment. A creditor, such as the Fund, can also lose its ranking and priority if it is determined that such creditor exercised “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. In addition, certain claims have priority by law, such as claims for taxes, which may be substantial and could affect the ability of the Fund to be repaid.

In any investment involving stressed debt obligations, there is a risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed debt obligations, the value of which may be less than the Fund’s purchase price of such obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

Leverage and Borrowings Risk

Leverage risk arises from any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The use of leverage, such as borrowing money, will cause the Fund to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s underlying investments.

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s assets (less the Fund’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions will not be counted against the foregoing limits under the 1940 Act. The Fund will “cover” its derivative positions by “segregating,” i.e., earmarking on its books, an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. Reverse repurchase agreements, forwards, swaps and other derivative transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

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Use of leverage creates an opportunity for increased income and return for shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV of, and distributions on, the Shares. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk. As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s shareholders. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and other currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and shareholders to change fundamental investment policies.

The costs of a financial leverage program (including the costs of offering any preferred shares and notes) will be borne entirely by shareholders and consequently will result in a reduction of the NAV of the Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s gross assets, which includes proceeds from (and assets subject to) any credit facility, margin facility, any issuance of preferred shares or notes, any reverse repurchase agreements, dollar rolls or similar transactions. This will create a conflict of interest between the Adviser, on the one hand, and shareholders, on the other hand. To monitor this potential conflict, the Board intends to periodically review the Fund’s use of leverage, including its impact on Fund performance and on the Adviser’s fees. See “Potential Conflicts of Interest.”

Further, if the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders, including:

•	the likelihood of greater volatility of portfolio NAV than a comparable portfolio without leverage;

•
the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the shareholders or will result in fluctuations in the dividends paid on the Shares; and

•	when the Fund uses certain types of leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage.
Issuer Risk
The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Prepayment or Call Risk
Prepayment or call risk arises typically if interest rates fall, where it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

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Risks of Senior Loans

There is less readily available and reliable information about most senior loans than is the case for many other types of instruments, including listed securities. Senior loans are not listed on any national securities exchange or automated quotation system and as such, many senior loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain senior loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for senior loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of senior loans. Although the Adviser believes that the Fund’s investments in adjustable rate senior loans could limit fluctuations in the Fund’s net asset value as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such senior loans and result in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of senior loans.

Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a senior loan will result in a reduction of income to the Fund, a reduction in the value of the senior loan and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. The Adviser relies primarily on its own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

The Fund may acquire or hold senior loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including senior loans issued to highly leveraged borrowers or borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations, including senior loans that are rated below investment grade. The Fund may invest a substantial portion of its assets in senior loans that are rated below investment grade or that are unrated at the time of purchase but are deemed by the Adviser to be of comparable quality. If a senior loan is rated at the time of purchase, the Fund may consider the rating when evaluating the senior loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is dependent on the credit analytical abilities of the Adviser. Because of the protective terms of senior loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted senior loan than would be the case for most other types of defaulted credit obligations. The values of senior loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the lenders ultimately will receive repayment of the principal amount of such senior loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. There is no assurance that the Fund will be able to recover any amount on senior loans of such borrowers or that sale of the collateral granted in connection with senior loans would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the bankruptcy court may not give lenders the full benefit of their senior position in the capital structure of the borrower.

The Fund may act as an original lender under senior loans or may acquire senior loans through assignments or participations. The Fund may make senior loans to, or acquire senior loans of, borrowers that, at the time of the making or acquisition of the loan by the Fund, are experiencing, or are likely to experience, financial difficulty (including highly leveraged borrowers) and such loans may constitute a material amount of the Fund’s portfolio. The Fund does not intend to make senior loans to, or acquire senior loans of, borrowers that, at the time of the making or acquisition of the loan by the Fund, are in bankruptcy.

If the Fund acquires a senior loan through an assignment agreement, it will typically succeed to all the rights and obligations of the assigning institution and become a lender under the credit agreement with respect to the debt obligation purchased; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies of the lenders under the loan agreement and with regard to any associated collateral. If the Fund acquires an interest in a senior loan through a participation agreement, the Fund will enter into a contractual relationship with the institution selling the participation, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the

23

collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. When purchasing a participation, the Adviser will analyze the credit risk posed by the institution selling the participation. The Adviser relies primarily on its own evaluation of the credit quality of such selling institutions rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser. Because of the nature of its investments, the Fund may be subject to allegations of lender liability and other claims. See “Risk Factors --- Lender Liability Risk.” In addition, the Securities Act of 1933, as amended (the “Securities Act”), deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, a person who purchases an instrument from the Fund that was acquired by the Fund from the issuer of such instrument could allege otherwise. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

Risks of Second Lien or Other Subordinated (Mezzanine) or Unsecured Loans or Debt

Second lien or other subordinated (mezzanine) or unsecured loans or debt generally are subject to similar risks as those associated with investments in senior loans. In addition, because second lien or other subordinated (mezzanine) or unsecured loans or debt are subordinated in payment and/or lower in lien priority to senior loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, may have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and subordinated loans or debt, both secured and unsecured, which would create greater credit risk exposure. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share risks similar to those associated with investments in other below investment grade securities and obligations.

Small/Private Company Risks

Investments in small or middle-market or privately-held companies are subject to a number of significant risks including the following:

•
Small or privately-held companies may have limited financial resources and may not be able to repay the loans the Fund makes to them.  The Fund’s strategy includes providing financing to companies that typically do not have capital sources readily available to them. While the Fund believes that this provides an attractive opportunity for the Fund to generate profits, this may make it difficult for the borrowers to repay their loans to the Fund upon maturity.

•
Small or middle-market companies typically have narrower product lines and smaller market shares than large companies. Because the Fund generally targets companies that are middle-market businesses, they may be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, smaller or middle-market companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities, and a larger number of qualified managerial and technical personnel.

•
There is generally little or no publicly available operating and financial information about these privately-held companies. As a result, the Fund relies on the Adviser to perform due diligence investigations of privately-held companies, their operations and their prospects. The Adviser may not learn all of the material information it needs to know regarding these companies through its investigations. It is difficult, if not impossible, to protect the Fund from the risk of fraud, misrepresentation or poor judgment by its portfolio companies.  Accordingly, the Fund’s performance (including the valuation of its investments) is subject to the ongoing risk that the portfolio companies

24

or their employees, agents, or service providers, may commit fraud adversely affecting the value of the Fund’s investments.

•
Small or middle-market companies generally have less predictable operating results.  The Fund expects that its portfolio companies may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, finance expansion or maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. The Fund’s portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders.

•
Small or middle-market businesses are more likely to be dependent on a small group of individuals.  Typically, the success of a small or middle-market company also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the Fund’s portfolio company and, in turn, on the Fund.

•
Small or middle-market companies are likely to have greater exposure to economic downturns than larger companies.  The Fund expects that the Fund’s portfolio companies will have fewer resources than larger businesses and an economic downturn may thus more likely have a material adverse effect on them.

•
Small or middle-market companies may have limited operating histories.  The Fund may make debt or equity investments in less established companies that meet its investment criteria. Portfolio companies with limited operating histories are exposed to the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

Risks of Structured Products

The Fund may invest in structured products, including collateralized loan obligations (“CLOs”). Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the issuer of the structured product, and generally does not have direct rights against the issuer of, or the entity that sold, assets underlying the structured product. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying assets will rise or fall, but prices of the underlying indices and assets (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for, and may have difficulty valuing, these securities.

CLOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for CLOs allowing a CLO to be considered liquid in some circumstances. Recent market conditions have magnified the risks related to an investment in structured products, including greater volatility, increased lack of liquidity and significant losses in value.

25

CLO Risk

In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes. See “Tax Status” in the Fund’s SAI.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

Asset-Backed and Mortgage-Backed (or Mortgage-Related) Instruments Risk

To the extent the Fund invests in asset-backed and mortgage-backed (or mortgage-related) securities or other instruments, its exposure to prepayment and extension risks may be greater than other investments in fixed income instruments. Rising interest rates tend to extend the duration of mortgage-backed (or mortgage-related) instruments, making them more sensitive to changes in interest rates. In addition, mortgage-backed (or mortgage-related) instruments are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This could reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed instruments, such as securities backed by car loans, are subject to risks similar to those associated with mortgage-backed (or mortgage-related) securities.

Privately issued asset-backed and mortgage-backed (or mortgage-related) instruments are typically not traded on an exchange and may have a limited market. Without an active trading market, these instruments may be particularly difficult to value given the complexities in valuing the underlying collateral. Unlike many mortgage-backed (or mortgage-related) instruments issued or guaranteed by the U.S. government, its agencies and instrumentalities, or a government-sponsored enterprise (such as the Federal National Mortgage Association, or Fannie Mae), asset-backed and mortgage-backed (or mortgage-related) instruments issued by private issuers do not have a government or government-sponsored enterprise guarantee and may, and frequently do, have less favorable collateral, credit risk or other characteristics. Although instruments issued by a government-sponsored enterprise are sometimes considered to

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carry an implicit guarantee from the U.S. government, there can be no assurance that the U.S. government would in fact guarantee such instruments.

Risks of Investing in Real Estate

The Fund may make investments in residential real estate, as well as student housing, senior housing, self-storage, and multi-tenant industrial real estate. A number of factors may prevent the Fund from generating sufficient net cash flow from real estate investments or may adversely affect the value of the real estate investments, or both, resulting in less cash available for distribution, or a loss, to the Fund. These factors include:

•	national economic conditions;

•	regional and local economic conditions (which may be adversely impacted by plant closings, business layoffs, industry slow-downs, weather conditions, natural disasters, and other factors);

•	local real estate conditions (such as over-supply of or insufficient demand for office space);

•	changing demographics;

•	perceptions by prospective tenants of the convenience, services, safety, and attractiveness of a property;

•	the ability of property managers to provide capable management and adequate maintenance;

•	the quality of a property’s construction and design;

•	increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes);

•	changes in applicable laws or regulations (including tax laws, zoning laws, or building codes);

•	potential environmental and other legal liabilities;

•	the level of financing used by the Fund and increases in interest rate levels on such financings, both of which may increase the risk of loss to the Fund;

•	the availability and cost of refinancing;

•	the ability to find suitable tenants for a property and to replace any departing tenants with new tenants;

•	potential instability, default or bankruptcy of tenants in the properties owned by the Fund;

•	potential limited number of prospective buyers interested in purchasing a property the Fund wishes to sell; and

•	the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price within a reasonable time frame.

Illiquid Securities Risk

Illiquid securities risk would arise in the event that the Fund makes investments in illiquid private companies or relatively illiquid securities issued by public companies. Loans for example, may restrict the ability of the Fund to dispose of its investments in a timely fashion at or close to current fair value. The risks associated with illiquidity will be particularly acute in situations in which the Fund’s operations require cash, such as when the Fund pays dividends or distributions,

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and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Illiquid securities can also be extremely difficult to value and, thus, their value often depends on subjective and uncertain judgments.

Risk of Investments in Equity Securities, or Warrants Incidental to Investments in Loans and Fixed-Income Instruments

From time to time, the Fund also may invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a loan or fixed-income instrument, in connection with a reorganization of a borrower or issuer or through direct purchase of publicly-traded equity securities. Investments in equity securities incidental to investments in loans or fixed-income instruments entail certain risks in addition to those associated with investments in loans or fixed-income instruments. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. See “Market Risk” and “Issuer Risk” above. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non-public information about a borrower or issuer as a result of its ownership of a loan or fixed-income instrument of a borrower or issuer. Because of prohibitions on trading securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the borrower or issuer when it would otherwise be advantageous to do so.

An investment in warrants is also subject to the risk that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower’s assets compared with senior loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of senior loans and this may increase the volatility of the Fund’s net asset value.

BDC Risk

The Fund’s investments in equity securities may include investments in Business Development Companies (“BDCs”) which carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments.

ETF Risk

The Fund’s investments in equity securities may include investments in exchange-traded funds registered under the 1940 Act (“ETFs”) involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby affecting the value of each unit of the ETF. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held. Because ETFs bear various fees and expenses, the Fund’s investments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in an ETF.

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Convertible Securities Risk

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income instrument. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Reverse Repurchase Agreement Risk

The Fund may enter into reverse repurchase agreements. The Fund’s use of reverse repurchase agreements involve many of the same risks involved in the Fund’s use of financial leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements, the Fund’s net asset value will decline, and, in some cases, the investment performance of the Fund would be less favorable than it would have been if the Fund had not used such instruments. A reverse repurchase agreement effectively represents a loan from the buyer to the Fund under the agreement.

Derivatives Risk

Derivatives risk arises from the Fund’s ability to invest in financial instruments whose value depends on, or is derived from, the value of other underlying assets. Losses involving derivative instruments may be substantial, because a relatively small movement in the price of an underlying security, instrument, commodity, currency or index may result in a substantial loss for the Fund. Derivative investments will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks. Depending on the type and purpose of the Fund’s derivative investments these risks may include: correlation risk (there may be an imperfect correlation

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between the hedge and the opposite position, which is related to hedging risk), counterparty risk (the counterparty to the instrument may not perform or be able to perform in accordance with the terms of the instrument), leverage risk (losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains), and/or liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price), each of which may result in significant losses within the Fund.

Risks of Swaps

The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. If the Adviser is incorrect in its forecast of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

In addition, recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd-Frank Act, swaps may in the future be subject to increased regulation. Such regulation may limit the Fund’s ability to use swaps and increase the cost of using swaps.

When-Issued and Delayed Delivery Securities

The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

Futures Contracts Risk

The Fund may enter into futures contracts and losses that may be incurred from such contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and valuation risk. (See “Derivatives Risk” above.)

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Forward Contracts Risk

A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk. (See “Derivatives Risk” above.)

Online Loan Risks

The Fund may invest in unsecured consumer and small business loans that are originated by online loan originators. To the extent the Fund does not conduct loan origination activities itself, its ability to purchase consumer and small business loans, and to grow its portfolio of consumer and small business loans, is directly influenced by the business performance and competitiveness of the online loan origination business of the loan originators from which the Fund purchases consumer and small business loans.
In addition, the Adviser’s ability to analyze the risk-return profile of consumer and small business loans is significantly dependent on the online originator’s ability to effectively evaluate a borrower’s credit profile and likelihood of default. The platforms from which the Fund may purchase such loans utilize credit decision and scoring models that assign each loan offered a corresponding interest rate and origination fee. The Fund’s returns are a function of the assigned interest rate for each particular loan purchased less any defaults over the term of the applicable loan. The Adviser evaluates each platform’s credit decision and scoring models on a regular basis and leverages the additional data on loan history experience, borrower behavior, economic factors and prepayment trends that the Adviser accumulates, to continually improve the Fund’s own decision model. If the Adviser is unable to effectively evaluate borrowers’ credit profiles or each platform’s credit decision and scoring models, the Fund may incur unanticipated losses that could adversely impact the Fund’s operating results.
The degree of overall transaction volume generated by online loan originators may be affected by several factors, including the interest rates offered to borrowers and investors relative to market rates, the efficiency and cost-effectiveness of their platforms, the macroeconomic environment and other factors, or by borrowers ceasing to use the platforms of the loan originators from which the Fund purchases such loans. The personal lending market is competitive and evolving. Loan originators compete with financial products and companies that attract borrowers, investors or both. With respect to borrowers, online loan originators primarily compete with traditional financial institutions, such as banks, credit unions, credit card issuers and other consumer finance companies.
If online loan originators are unable to attract qualified borrowers and sufficient investor commitments or borrowers and investors do not continue to participate in the online-originated unsecured consumer loans marketplace at current rates, the growth of online loan originations will slow or loan originations will decrease. As a result of any of these factors, the Fund may be unable to increase its consumer and small business loan investments and its revenue may grow more slowly than expected or decline, which could have a material adverse effect on the Fund’s business, financial condition and results of operations.
The online loan originators have a limited operating history at their current scale, and they have encountered and will continue to encounter risks, uncertainties, expenses and difficulties, including: navigating complex and evolving regulatory and competitive environments; increasing the number of borrowers and investors utilizing their marketplace; increasing the volume of loans facilitated through their marketplace and transaction fees received for matching borrowers and investors through their marketplace; entering into new markets and introducing new loan products; continuing to revise proprietary credit decisions and scoring models; continuing to develop, maintain and scale their platform; effectively using limited personnel and technology resources; effectively maintaining and scaling their financial and risk management controls and procedures; maintaining the security of the platform and the confidentiality of the information provided and utilized across the platform; and attracting, integrating and retaining an appropriate number of qualified employees. If platforms are not able to timely and effectively address these requirements, the platforms’ business and results of operations may be harmed, which may reduce the possible available investments for the Fund.

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Security breaches of customers’ confidential information that the online loan originators store may harm its reputation and expose it to liability. The collection, processing, storage, use and disclosure of personal data could give rise to liabilities as a result of governmental regulation, conflicting legal requirements or differing views of personal privacy rights. An online loan originator’s ability to collect payment on loans and maintain accurate accounts may be adversely affected by computer viruses, physical or electronic break-ins, technical errors and similar disruptions. An online loan originator and its internal systems rely on software that is highly technical, and if it contains undetected errors, the online loan originator’s business could be adversely affected. An online loan originator may rely on data centers to deliver its services. Any disruption of service at these data centers could interrupt or delay an online loan originator’s ability to deliver its service to its customers.
Special Situations and Distressed Investments

The Fund expects to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. These investments can involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Fair Valuation Risk

Fair Valuation risk arises from the Fund’s portfolio, since a significant portion of the Fund’s portfolio investments are recorded at “fair value” and, as a result, there is a degree of uncertainty regarding the carrying values of the Fund’s portfolio investments. Pursuant to the requirements of the 1940 Act, because many of the Fund’s portfolio company investments do not have readily ascertainable market values, these investments are fair valued in accordance with the Fund’s valuation procedures adopted by the Board.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments made by the Fund. The factors that may be taken into account in valuing such investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, changes in interest rates for similar debt instruments and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material.

Distribution Risk

Distribution risk is the risk that there can be no assurance that quarterly distributions paid by the Fund to shareholders will be maintained at targeted levels, or that they will be made at all.

The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. A return of capital may also reduce a shareholder’s tax basis, resulting in higher taxes when the shareholder sells his Shares, and may cause a shareholder to pay taxes even if he sells his Shares for less than the original purchase price.

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Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital.  Shareholders should not assume that the source of a distribution from the Fund is net profit.  A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the Shares.  Returns of capital reduce a shareholder’s tax cost (or “tax basis”).  Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable.  Shareholders should note that return of capital will reduce the tax basis of their Shares and potentially increase the taxable gain, if any, upon disposition of their Shares.

Repurchase Risk

The Fund may offer to purchase only a portion of its Shares each quarter, and there is no guarantee that investors will be able to sell all of their Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of Shares tendered by each shareholder. The potential for pro-ration may cause some investors to tender more Shares for repurchase than they wish to have repurchased. (See “Repurchase Offers.”)

The Fund’s repurchase policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been. It may, therefore, force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.

The Incentive Fee is accrued as an expense of the Fund and thus reduces the net asset value of all Shares. The repurchase price received by an investor whose Shares are repurchased in any potential repurchase offer will therefore reflect an accrual for the Incentive Fee if the Fund has experienced an increase in net assets due to investment operations from the beginning of the fiscal period through the date of repurchase. However, that Incentive Fee accrual may subsequently be reversed if the Fund’s performance declines. No adjustment to a repurchase price will be made after it has been fixed. (See “Repurchase Offers --- Consequences of Repurchase Offers.”)

Non-Diversification Risk

Non-diversification risk arises because the Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by a single corporate, economic, political or regulatory occurrence. The Fund, however, does intend to satisfy the less stringent diversification requirements of Subchapter M of the Code in order to qualify for the special tax treatment available to regulated investment companies. For a discussion of these diversification requirements, see “Tax Matters --- Taxation of the Fund” in the SAI.

Co-Investment Restrictions

The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the Independent Directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Funds outstanding voting securities will be considered its affiliate for purposes of the 1940 Act, and the Fund will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Fund’s Board and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness), without prior approval of the Fund’s Board and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or directors or their affiliates. The SEC has interpreted the regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security from or to any company that is controlled by a fund managed by the Adviser (including any portfolio company of an investment fund managed by the Adviser) or its affiliates without the prior

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approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Fund.

The Fund’s investment strategy contemplates that the Fund will invest capital in originated transactions that are sourced by the Adviser. Originated transactions may include transactions that are privately negotiated and sourced on a proprietary basis. Because the Adviser may manage other investment funds whose mandates include participating in such transactions, such investments will need to be made on a co-investment basis. The 1940 Act imposes significant limits on co-investment with affiliates of the Adviser.

The Adviser has received an exemptive order from the SEC (the “Order”) granting the Fund the ability to negotiate terms other than price and quantity of co-investment transactions with certain other funds managed by the Adviser or certain affiliates, including PSEC, Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, subject to the conditions included therein. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which client will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Fund will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

Under the terms of the Order, the Fund will have the opportunity to participate in co-investment opportunities that align with the Fund’s investment objective and strategies. When the Fund participates in a co-investment transaction, the personnel of the Adviser will allocate a portion of the investment to the Fund based on the Fund’s investment objective and strategies, investment policies, investment positions, capital available for investment, and other pertinent factors. Any co-investment will be made on equal footing with the funds managed by the Adviser or its affiliates, including identical terms, conditions, price, class of securities purchased, timing, and registration rights. In addition, a majority of the Independent Directors generally must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Fund’s shareholders and is consistent with the Fund’s investment objective and strategies. To the extent the Fund is able to make co-investments with the Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts.

The Fund may also invest alongside the Adviser’s and its affiliates’ other clients, including other entities they manage, which are referred to as affiliates’ other clients, in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and guidance as well as the Adviser’s allocation policies. However, the Fund can offer no assurance that investment opportunities will be allocated to it fairly or equitably in the short-term or over time.

In situations where co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of exemptive relief granted to the Fund by the SEC, the Adviser will need to decide which client or clients will proceed with the investment. Generally, the Fund will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, the Fund will not be permitted to participate. Moreover, except in certain circumstances, the Fund is unable to invest in any issuer in which an affiliates’ other client holds a controlling interest. These restrictions may limit the scope of investment opportunities that would otherwise be available to the Fund.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower

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resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Incentive Fee Risk

[•]

Availability of Investment Opportunities; Competition

The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser for the Fund is highly competitive and involves a significant degree of uncertainty. The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, BDCs, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with similar investment objectives may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition may adversely affect the terms upon which investments can be made by the Fund. Moreover, transaction sponsors unaffiliated with the Fund or the Adviser may be reluctant to present investment opportunities to the Fund because of its affiliation with the Adviser. There can be no assurance that the Adviser will be able to locate and complete investments which satisfy the Fund’s primary investment objectives or to realize upon their values.

Dependence on the Adviser

If the Adviser were to lose access to its key professionals, the Fund’s ability to achieve its investment objective could be significantly harmed. Since the Fund has no employees, it will depend on the investment expertise, skill and network of business contacts of the Adviser. The Adviser will evaluate, negotiate, structure, execute, monitor and service the Fund’s investments. The Fund’s future success will depend to a significant extent on the continued service and coordination of the professionals of the Adviser. The departure of any of the Adviser’s key professionals could have a material adverse effect on the Fund’s ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to identify, analyze, invest in, finance and monitor companies and investments that meet the Fund’s investment criteria. The Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

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Both the Investment Advisory Agreement and Administration Agreement have termination provisions that allow the parties to terminate the agreements without penalty. If either agreement is terminated, it may adversely affect the quality of the Fund’s investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for the Fund to replace the Adviser or the Administrator.

The Adviser has not assumed any responsibility to the Fund other than to render the services described in the Investment Advisory Agreement, and it will not be responsible for any action of the Board in declining to follow the Adviser’s advice or recommendations. Pursuant to the Investment Advisory Agreement, the Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it will not be liable to the Fund for their acts under the Investment Advisory Agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The Fund has agreed to indemnify, defend and protect the Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it with respect to all damages, liabilities, costs and expenses resulting from acts of the Adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the Investment Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on the Fund’s behalf than it would when acting for its own account.

Potential Conflicts of Interest

Because the Adviser may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fees received from the Fund. In those instances, the portfolio managers may have an incentive to favor the higher fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits plans. The Adviser may have an incentive to favor these accounts over the Fund. If the Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall.
Conflicts of interest may arise where the Fund and other funds managed by the Adviser or other affiliates of the Adviser simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by other funds managed by the Adviser, such other funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other funds managed by the Adviser were to lose their respective investments as a result of such difficulties, the Adviser may have a conflict in recommending actions in the best interests of the Fund. Also, conflicts of interest may arise where the Fund and other funds managed by the Adviser or other affiliates of the Adviser hold different investment positions with respect to the same issuer, and a decision that benefits one fund may potentially harm other funds (including the Fund). In such situations the Adviser will seek to act in the best interests of their clients and will seek to resolve such conflicts in accordance with their compliance procedures.
Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its duties in accordance with the Investment Advisory Agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating their time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and their professional staff. These activities could be viewed

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as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients of the Adviser.
The Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other clients.

Market Disruption and Geopolitical Risk

The Fund is subject to the risk that war, terrorism, and related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on the U.S. and world economies and markets generally, as well as adverse effects on issuers of securities and the value of the Fund’s investments. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and non-U.S. economies and markets generally. Those events as well as other changes in U.S. and non-U.S. economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. At such times, the Fund’s exposure to a number of other risks described elsewhere in this section can increase.

Change in Investment Strategy

At any time, the Board has the authority to amend, modify or waive the Fund’s current investment strategies, operating policies, and investment criteria without prior notice and without stockholder approval. The Fund cannot predict the effect that any changes to the Fund’s current investment strategies, operating policies, and investment criteria would have on the Fund’s business, net asset value, or operating results. However, the effects might be adverse, which could negatively impact the Fund’s ability to pay you distributions and cause you to lose all or part of your investment. Finally, since the Shares are not listed on a national securities exchange, you will be limited in your ability to sell your Shares in response to any changes in the Fund’s investment strategies, operating policies, or investment criteria.

LIBOR Risk

Changes relating to the London Interbank Offer Rate (“LIBOR”) calculation process may adversely affect the value of the Fund’s portfolio of LIBOR-indexed, floating-rate debt securities. In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes may adversely affect the market for LIBOR-based securities, including the Fund’s portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of the Fund’s portfolio of LIBOR-indexed, floating-rate debt securities.

Changes in Laws or Regulations

The Fund, the Adviser, the Fund’s portfolio companies, and the Fund’s investments will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be

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adopted, including those governing the types of investments the Fund is permitted to make, any of which could harm the Fund and its stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing the Fund’s operations relating to permitted investments may cause the Fund to alter its investment strategy to avail itself of new or different opportunities. Such changes could result in material differences to the Fund’s strategies and plans as set forth in this prospectus and may result in the Fund’s investment focus shifting from the areas of expertise of the Adviser to other types of investments in which the Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s performance, financial condition, and consequently, the value of your investment in the Fund.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern registered closed-end management investment companies, RICs or non-depository commercial lenders could significantly affect the Fund’s operations and the Fund’s cost of doing business.

On July 21, 2010, the Wall Street Reform and Consumer Protection Act, or Dodd-Frank Act, was signed into law. Although passage of the Dodd-Frank Act has resulted in extensive rulemaking and regulatory changes that affect the Fund and the financial industry as a whole, many of its provisions remain subject to extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. The changes resulting from the Dodd-Frank Act may require the Fund to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact the Fund’s business, results of operations and financial condition. While the full impact of the Dodd-Frank Act on the Fund and its portfolio investments may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry that are proposed or pending in the U.S. Congress, may negatively impact the Fund’s or the Fund’s portfolio investments’ cash flows or financial condition, impose additional costs on the Fund or the Fund’s portfolio companies, intensify the regulatory supervision of the Fund or its portfolio investments or otherwise adversely affect the Fund’s business or its portfolio investments.

Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact the Fund’s operations, cash flows or financial condition, impose additional costs on the Fund, intensify the regulatory supervision of the Fund or otherwise adversely affect its business.

Sarbanes-Oxley Act

Upon commencement of this offering, the Fund will be subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. The Fund will be required to periodically review its internal control over financial reporting, and evaluate and disclose changes in its internal controls over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact the Fund’s financial performance and its ability to make distributions. In the event that the Fund is unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, the Fund may be adversely affected.

Capital Raising Risk

The Fund may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which the Fund refers to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, the Fund will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of its gross assets (less all liabilities and indebtedness not represented

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by senior securities) to its outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, the Fund will be permitted to issue additional shares of preferred stock so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of its gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of its outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of the Fund’s assets declines, the Fund may be unable to satisfy these tests. If that happens, the Fund may be required to sell a portion of its investments and, depending on the nature of its leverage, repay a portion of its indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that the Fund uses to service its indebtedness or preferred dividends would not be available for distributions to the Fund’s common stockholders. Furthermore, as a result of issuing senior securities, the Fund would also be exposed to typical risks associated with leverage, including an increased risk of loss. (See “Leverage and Borrowings Risk” above.) If the Fund issues preferred stock, the preferred stock would rank “senior” to common stock in the Fund’s capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of the Fund’s common stockholders, and the issuance of shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might benefit holders of the Fund’s common stock or otherwise be in the best interest of the holders of the Fund’s common stock.

Cyber-security, Business Continuity and Information Technology Risks

The Fund’s business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, the Fund’s information technology systems could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on the Fund’s business, results of operations and financial condition.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the Fund’s disaster recovery systems, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on the Fund’s results of operations and financial condition, particularly if those events affect the Fund’s computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of the Fund’s managers were unavailable in the event of a disaster, the Fund’s ability to effectively conduct the Fund’s business could be severely compromised.

The Fund depends heavily upon computer systems to perform necessary business functions. Despite the Fund’s implementation of a variety of security measures, the Fund’s computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, the Fund may experience threats to its data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, the Fund’s computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations, which could result in damage to its reputation, financial losses, litigation, increased costs, regulatory penalties and/or investor dissatisfaction or loss.

“Best efforts” Offering Risk

This offering is being made on a best efforts basis, whereby the Selling Agents participating in the offering are only required to use their best efforts to sell the Shares and have no firm commitment or obligation to purchase any of the shares. To the extent that less than the maximum number of Shares is subscribed for, the opportunity to make a broad range of investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses among a smaller capital base.

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Distributor Risk

The success of the Fund’s public offering, and correspondingly the Fund’s ability to implement the Fund’s business strategy, is dependent upon the ability of the Distributor to establish and maintain a network of licensed securities broker-dealers and other agents to sell the Shares. If the Distributor fails to perform, the Fund may not be able to raise adequate proceeds through the Fund’s public offering to implement the Fund’s investment strategy. If the Fund is unsuccessful in implementing the Fund’s investment strategy, you could lose all or a part of your investment.

Income Recognition

For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if the Fund holds debt or equity investments that are treated under applicable tax rules as having an original issue discount (such as debt instruments with PIK interest or, in certain cases, debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, the Fund may elect to amortize market discounts and include such amounts in the Fund’s taxable income in the current year, instead of upon disposition, as an election not to do so would limit its ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its stockholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. If the Fund fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.
THE FUND
The Fund is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund was incorporated on October 6, 2010 in the State of Maryland and commenced operations on [•]. The Fund’s principal office is located at 10 East 40th Street, 42nd Floor, New York, New York 10016, and its telephone number is (212) 448-0702. The Adviser, Prospect Capital Management L.P., a Delaware limited partnership that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”), serves as the investment adviser of the Fund. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the Board. (See “Management of the Fund --- The Board” herein and “Management of the Fund” in the SAI.)
USE OF PROCEEDS
The proceeds of the initial offering and any continuous offering, excluding the amount of any sales load paid by shareholders (if applicable) and net of the Fund’s fees and expenses, will be invested in accordance with the Fund’s investment program as soon as practicable after the closing date of the initial offering period or, in the case of a continuous offering, as soon as practicable after each monthly closing of such offering or at such other times as may be determined by the Board.
Pending the investment of the proceeds of any offering in securities and other investments consistent with the Fund’s investment program, the Fund may, during periods of adverse market conditions, deviate from its investment objectives

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and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. The Fund may be prevented from achieving its objectives during any time in which the Fund’s assets are not substantially invested in accordance with its principal investments.
INVESTMENT PROGRAM
Investment Objectives and Strategies
The Fund is a newly-organized, non-diversified, closed-end management investment company that intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under the Code. The Fund is managed by Prospect Capital Management L.P., a registered investment adviser under the Advisers Act, which oversees the management of the Fund’s activities and is responsible for making investment decisions for the Fund’s portfolio.
The Fund’s investment objective is to generate current income and, on a secondary basis, capital appreciation. The Adviser seeks to achieve the Fund’s objectives by originating and/or investing in senior secured corporate loans, mezzanine or subordinated secured or unsecured debt, syndicated loans, convertible securities, other structured credit instruments, real estate, one-stop yield buyouts, or other yield-oriented investments.
The Fund anticipates investing primarily in first and second lien senior loans and mezzanine debt. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt and the Fund’s expected investments in CLOs are subordinated to senior loans and are generally unsecured.
The Fund may also make “one stop yield buyouts” where it acquires controlling interests in companies in conjunction with making secured debt investments in such companies. These may be in several industries, including industrial, service, real estate and financial businesses.
In pursuing its objectives, the Fund may also invest in directly-originated, current-yielding real estate investments primarily in the United States with a focus on multi-family residential as well as student housing, senior housing, self-storage, and multi-tenant industrial.
The Fund’s investments may also include purchases (either in the primary or secondary markets) of the equity and junior debt tranches of CLOs. Structurally, CLOs are entities that are formed to hold a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. CLOs are typically highly levered up to approximately 10 times, and therefore the junior debt and equity tranches that the Fund may invest in are subject to a higher risk of total loss.
The Fund also anticipates investing up to 20% of the Fund’s total assets in income generating, publicly-traded securities.

The Adviser applies a rigorous analysis in making and monitoring Fund investments. While the structure of its investments will vary, the Fund’s primary focus is on yield-generating investments in debt and/or dividend-paying equity securities of privately-held, thinly-traded or distressed companies. To seek capital appreciation, the Fund may, in conjunction with its investments, acquire accompanying warrants, options or other equity securities of such companies. The Fund’s loans and debt securities are often unrated and are comparable in quality to securities rated below investment grade, commonly known as “junk bonds.”
The Adviser currently expects to focus on investment opportunities in the middle market, though the Fund has the flexibility to invest in any segment of the market.

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The Fund may also make opportunistic investments in order to seek enhanced returns for shareholders. Such investments may include investments in the debt and equity instruments of publicly-traded public companies, which also may include debt securities that are non-investment grade.

The Fund may also enter into derivatives transactions such as swaps, forwards or futures, seeking to gain indirect investment exposure to a particular security/issuer, to enhance returns or to hedge one or more existing positions.
The Fund may also borrow money for investment purposes, i.e., leverage its assets. The Fund may also generate leverage through entering into reverse repurchase agreements, forward contracts, swaps or other derivative transactions.
At any time, the Board has the authority to amend, modify or waive the Fund’s current investment strategies, operating policies, and investment criteria without prior notice and without stockholder approval. The Fund cannot predict the effect that any changes to the Fund’s current investment strategies, operating policies, and investment criteria would have on the Fund’s business, net asset value, or operating results. However, the effects might be adverse, which could negatively impact the Fund’s ability to pay you distributions and cause you to lose all or part of your investment.
Corporate Loans
The Fund intends to invest in corporate loans (predominantly senior and secured loans) to middle-market borrowers located primarily in the United States, including both private-equity-sponsor-owned companies and non-private-equity-owned companies. The Adviser calls on more than 800 private equity sponsors, more than 4,500 financial intermediaries, and more than 30 syndication / club institutions, both with its senior-level originators as well as its captive call center.
The Adviser anticipates seeking senior secured loans that it believes have solid credit characteristics and risk controls, including:

•	The highest priority in the borrower’s capital structure,

•	Typically a first lien on the borrower’s assets,

•	Restrictive financial maintenance covenants, which manage risk and facilitate re-pricings, and

•	Amortization, mandatory prepayments, and cash flow sweeps.
The Adviser believes that middle-market private debt and related investments provide investors an opportunity to achieve attractive risk-adjusted returns on both an absolute basis and relative to other private investment strategies.
In terms of demand, the Fund believes that middle-market companies have an ongoing need for private debt and equity capital to refinance existing debt, to finance capital expenditures and other growth initiatives, and to fund buyouts and acquisitions. According to the National Center for the Middle Market, the U.S. middle-market is comprised of nearly 200,000 businesses, which are diverse across industries, and hundreds of active middle-market private equity sponsors. The National Center for the Middle Market defines middle market companies as those having revenues between $10 million and $1 billion. According to the National Center for the Middle Market, middle-market businesses comprise a significant portion of the U.S. economy, accounting for approximately $4.3 trillion (one-third) of U.S. Private Sector GDP. On a stand-alone basis, the U.S. middle-market would be the 5th largest economy among nations globally.
Private equity sponsors have been a consistent source of demand for middle-market debt capital to finance new leveraged buyouts, add-on acquisitions, and refinancings. The Adviser currently anticipates that private equity sponsors will continue to be active and have significant capital to invest. The Adviser further believes that such sponsors will likely require a substantial amount of debt capital in conjunction with investing this equity capital.

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From a supply perspective, since the 2008-2009 recession, several investor classes have generally reduced lending to middle-market companies due to non-market reasons, a dynamic which the Adviser believes has increased available investment opportunities.

•
Commercial banks: The number of commercial banks has declined, and the remaining institutions generally are lending less (both in terms of dollar amounts as well as leverage multiples) as a result of tighter credit standards, higher capital requirements, deleveraging efforts, and tougher regulatory constraints and oversight.

•
Finance companies: Commercial finance companies are generally less active in aggregate than prior to the recession.  Certain commercial finance companies over-levered their balance sheets prior to the recession to grow assets.  In addition, many such companies have been forced to convert into banks or have needed to reduce assets.

•
Hedge funds: Hedge funds, which had been active in the middle market prior to the recession, suffered significant losses (primarily due to other investments) and redemptions in 2008 and 2009 and are now primarily focused on liquid assets (as opposed to less liquid assets like middle-market debt), given their need to meet periodic investor redemptions. Also, many of their committed financing vehicles are past or near the end of their investment periods.

•	Collateralized loan obligations (“CLOs”): New CLOs issued since the 2008-2009 recession are typically limited in their ability to invest in private middle-market debt.

•
Broader syndicated debt capital markets: The broader syndicated debt capital markets and large commercial and investment banks are focused on large companies that issue more liquid syndicated loans or high-yield bonds.

Given the scale of the Adviser’s investment activity with respect to other funds it manages, the Adviser is positioned to compete for investments in the $20 million to $400+ million range.  The Adviser believes that there are fewer credit managers investing in middle-market loans in the $50 million to $300 million range due to the large amount of capital required to make such investments.   Below the $50 million threshold, there are a larger number of middle-market credit managers who can compete, and for those investments above $300 million, the syndicated debt markets may be viable for some borrowers.
Second Lien or Other Subordinated (Mezzanine) or Unsecured Loans or Debt
The Fund may invest in second lien or other subordinated (mezzanine) or unsecured loans or debt. Such loans or debt are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. As in the case of senior loans, the Fund may purchase interests in second lien or other subordinated or unsecured loans or debt through assignments or participations.
Second lien loans are secured by a second priority security interest in or lien on specified collateral securing the borrower’s senior loans on a first lien basis. This means that Senior Loans are repaid in full with proceeds of the collateral before second lien loans are repaid. Second lien loans typically have less protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) junior in lien priority to any obligation of the related borrower other than senior loans of such borrower. Second lien loans may have fixed or floating rate interest payments. Because second lien loans are secured on a junior basis to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other non-investment grade securities. Second lien and subordinated loans typically have greater price volatility than senior loans and may be less liquid.
Subordinated (mezzanine) loans or debt may, and generally will, rank lower in priority of payment to senior loans and second lien loans of the borrower. Subordinated secured loans or debt typically are secured by a lower priority security interest in or lien on specified collateral, and typically have more subordinated protections and rights than senior loans

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and second lien loans. Subordinated loans may have fixed or adjustable floating rate interest payments. Because subordinated loans may rank lower as to priority of payment than senior loans and second lien loans of the borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. Subordinated interests of below investment grade quality share risks similar to those of below investment grade securities.
Unsecured loans or debt generally have lower priority in right of payment compared to holders of secured loans of the borrower. Unsecured loans are not secured by a security interest in or lien on specified collateral. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other debt. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to the senior loans and secured debt of the borrower, they may present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Unsecured interests of below investment grade quality share risks similar to those associated with other below investment grade securities.
One-Stop Yield Buyouts
The Fund may invest in directly originated “one-stop” yield buyouts, which are a natural extension of the other credit investing activities that the Fund intends to conduct. In a one-stop transaction, the Fund would provide a senior and secured loan to a middle-market borrower and concurrently acquire a controlling equity stake in such borrower. One-stop transactions offer a unique and attractive proposition to sellers. A typical leveraged buyout involves many parties and a complicated process with multiple negotiations, all of which results in uncertainty. In a one-stop transaction, the seller would benefit from a much simpler process, a single negotiation between the seller and the Fund, often a single financing source, and a higher likelihood of a successful closing.
The Adviser targets one-stop transactions, in a variety of industries, including financial services companies. Prospect Capital Corporation (“PSEC”), which is managed in a similar strategy to that of the Fund, has acquired companies in the energy, media, industrial, business services, the consumer installment lending and auto lending sectors.
As with all of its investments, the Adviser evaluates one-stop financings from a credit perspective, with a focus on downside risk mitigation, current yield, and reasonable investment multiples. One-stop financings are highly opportunistic situations where the Fund believes it can provide financing at higher current yields, while at the same time having the benefits of control and a majority of the equity upside. One-stop transactions will typically arise from unique situations sourced via the Adviser’s broad origination network, which includes its proprietary call center outreach. Funds managed by the Adviser seldom participate in widely-marketed sell-side auctions.
Structured Credit Investments
The Fund may invest in directly-originated equity and debt tranches of pools of broadly syndicated senior secured loans (“CLOs”). CLOs have provided reliable cash returns for many years across varying market conditions (even during the 2008-2009 period, and unlike “mark to market” CLOs, in which other funds managed by the Adviser do not invest). A dedicated portion of the Adviser’s investment team with expertise in CLOs, originates, evaluates, and manages these investments.
CLOs are formed with multiple tranches of debt rated AAA to BB, plus an equity tranche. Assets and liabilities are match funded (in terms of tenor and floating rate). Principal and interest cash receipts from the underlying senior secured loans flow to the CLO debt and equity investors. A CLO is comprised of a diversified portfolio of 100-200 senior secured loans. A CLO typically has a maximum individual industry exposure of 10% or less, with one-to-two individual industries of 15% or less.
The Adviser believes that CLOs are attractive vehicles in the current low-growth macroeconomic environment as CLOs can potentially deliver attractive returns based on the underlying portfolio companies merely servicing their senior secured debt as opposed to delivering top-line and bottom-line growth.

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The Adviser has conducted diligence and invested in the past with collateral managers that it considers to be strong managers based on its proprietary analytics and screening tools. The Adviser has evaluated the track records of over 70 different collateral managers. The Fund may seek control positions in CLOs to help enhance its risk/return position, protect capital, maximize returns through optimal call selection, and enhance liquidity.
Real Estate Investments
The Fund may invest in directly-originated, current-yielding real estate investments primarily in the United States. The Adviser’s asset-class focus includes multi-family residential as well as student housing, senior housing, self-storage, and multi-tenant industrial. Investments to date have primarily been equity ownership investments with current cash yields. A dedicated portion of the Adviser’s investment team with expertise in real estate, originates, evaluates, and manages these investments.
The Fund’s investment focus is on properties that are fully-developed and occupied and that generate current cash yields. By investing in fully-developed properties, the Fund seeks to avoid development and start-up risk and targets properties with high occupancy rates and a history of steady cash flow generation.
The Adviser originates these investments through its direct relationships with property management operators, financial intermediaries, real estate owners, and financial sponsors. The management team will typically be required to provide an equity co-investment to align incentives.
Online Loans
The Fund may invest in online-originated consumer loans and small business loans. The Fund seeks online loans with more favorable terms than alternatives such as credit cards and banks, while allowing investors to invest in consumer and small business credit. The online and technology-driven lending industry has grown significantly over the past several years, driven by consumers and small business demand for convenient and less expensive capital and investor demand for attractive risk-adjusted returns.
Online consumer loans are typically $10,000-$15,000 in size, and funds are used by borrowers to consolidate debt or other one-time expenses such as weddings or home repairs. Small business loans are typically $30,000-$150,000 in size, and funds are used as a source of growth or working capital. The loans that the Fund intends to purchase will typically be amortizing, unlike credit card loans, for example, which are revolving lines of credit.
A dedicated portion of the Adviser’s investment team with expertise in online loans, originates, evaluates, and manages these investments. The Adviser has contractual relationships with industry-leading third-party facilitators of online loans. The Adviser conducts thorough due diligence to identify which third-party facilitators have strong risk controls and underwriting/servicing processes in place.
Business Development Companies
The Fund’s investments in publicly-traded equity securities may include publicly-traded Business Development Companies (“BDCs”), which regularly pay dividends. The Adviser has significant expertise and knowledge in the BDC space given its management of PSEC, currently the largest multi-line BDC. BDCs invest primarily in broad portfolios of corporate loans to middle-market borrowers. Unlike banks and other financial companies, BDCs have conservative capital structures, with a maximum debt-to-equity ratio of 1.00x. There are currently 50 publicly-listed BDCs with an equity market capitalization of over $35 billion in aggregate.
Operating and Regulatory Structure
The Fund’s investment activities are managed by its Adviser and supervised by its Board, a majority of whom are independent. [Under the Fund’s Investment Advisory Agreement, the Fund has agreed to pay its Adviser a base Management Fee based on the Fund’s gross assets (including amounts borrowed) as well as an Incentive Fee based on its performance.] In addition, the Fund will reimburse its Adviser for routine non-compensation overhead expenses.

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See “Management of the Fund” and “Fees and Expenses- Advisory Fees” for a description of the payments the Fund will make to its Adviser.
The Administrator provides the Fund with general ledger accounting, fund accounting, and other administrative services.
While a registered closed-end management investment company may list its Shares for trading in the public markets, the Fund has currently elected not to do so. The Fund believes that a non-traded structure initially is appropriate for the long-term nature of the assets in which the Fund invests. This structure allows the Fund to operate with a long-term view, similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue its investment objectives without subjecting its investors to the daily Share price volatility associated with the public markets because its Shares will not be listed on a national securities exchange. To provide its shareholders with limited liquidity, the Adviser expects to recommend that the Fund make offers to repurchase up to [•]% of its outstanding Shares as of the end of each calendar quarter at its then current net asset value, commencing during the first calendar quarter after the Fund commences its investment operations. This will be the only method of liquidity that the Fund offers prior to a liquidity event. Also, if you invest through a fee-based program, also known as a wrap account, of an investment dealer, your liquidity may be further restricted by the terms and conditions of such program, which may limit your ability to request the repurchase of your Shares that are held in such account. See “Repurchase Offers.” Therefore, shareholders may not be able to sell their Shares promptly or at a desired price.
The Shares are not currently listed on an exchange, and the Fund does not expect a public market to develop for them in the foreseeable future, if ever.
The Fund intends to continue this offering for up to [•] years and this offering will be complete when the Fund has sold the maximum number of Shares offered hereby, or earlier in the event the Fund determines in its sole discretion to cease offering additional Shares for sale to investors. The completion of a liquidity event is in the sole discretion of the Board, and depending upon the event, may require shareholder approval, and there can be no assurance that the Fund will be able to complete a liquidity event within its proposed timeframe or at all.
The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that the Fund distributes to its shareholders as dividends. To continue to qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which generally includes its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses.
The Fund will be subject to certain regulatory restrictions in making its investments. The Fund has received an Order from the SEC granting it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including PSEC, Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc. The Fund may only co-invest with certain entities affiliated with its Adviser in negotiated transactions originated by its Adviser or its affiliates in accordance with such Order and existing regulatory guidance. See “Risk Factors --- Co-Investment Restrictions.”
To seek to enhance its returns, the Fund may borrow money from time to time at the discretion of its Adviser within the levels permitted by the 1940 Act (which generally allows the Fund to incur leverage for up to one-third of its assets) when the terms and conditions available are favorable to long-term investing and well-aligned with its investment strategy and portfolio composition. In determining whether to borrow money, the Fund intends to analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to its investment outlook. The use of borrowed funds or the proceeds of preferred shares to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred shares would be borne by holders of its Shares. The Fund may also generate leverage through engaging in securities lending. The Fund’s investment program makes frequent use of leverage. See “Risk Factors --- Leverage and Borrowings Risk” for a discussion of the risks inherent to employing leverage.

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PERFORMANCE INFORMATION
The Fund is newly formed and has no operating history. The Adviser manages PSEC which has an investment strategy that is substantially similar to that of the Fund. Appendix A contains investment performance information for PSEC (from its inception). The performance information does not represent the investment performance of the Fund and should not be viewed as indicative of the future investment performance of the Fund. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix A. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. Performance of the Fund will vary based on many factors, including market conditions, the composition of the Fund’s portfolio and the Fund’s expenses. The performance data used in Appendix A was provided by the Adviser.
MANAGEMENT OF THE FUND
The Board
The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. (See “Management of the Fund --- The Adviser.”)
The persons comprising the Board (the “Directors”) are not required to invest in the Fund or to own Shares. A majority of the Directors are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”). The Independent Directors perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.
The identity of the Directors and officers of the Fund and brief biographical information regarding each Director and officer during the past five years is set forth in the SAI.
The Adviser
The Fund’s investment operations and day-to-day management activities will be managed by the Adviser pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”) and, Prospect Administration, LLC (“Prospect Administration, or the “Administrator”), pursuant to an Administration Agreement (the “Administration Agreement”). The Adviser is registered as an investment adviser with the SEC under the Advisers Act and is responsible for the Fund’s day-to-day operations and is responsible for developing, recommending and implementing the Fund’s investment strategy.
As of March 31, 2016, the Adviser had over $7.2 billion in total capital under management (under its discretion), including undrawn credit facilities.
The Adviser’s senior executives John F. Barry III and M. Grier Eliasek (together, the “Senior Executives”) have worked together for over 15 years, through multiple economic and investing cycles. The Adviser has built an accomplished team of approximately 100 professionals, which the Adviser believes is one of the largest and most experienced teams focused on middle-market investing. The Adviser’s investment team is comprised of professionals with expertise in originating, executing, managing, and exiting private credit and other investments. The Adviser’s senior investment professionals have invested in a broad array of industries, including but not limited to industrials, consumer products, consumer services, energy, financial services, food, healthcare, business services, manufacturing, media, real estate and multiple niche sectors. The Adviser’s investment professionals are persistent and creative at finding solutions that maximize the attractiveness of an investment for both investors and the portfolio company.
In addition, the Fund believes that it will benefit from the Adviser’s other professionals (the “Support Team”), which is comprised of multiple attorneys, Certified Public Accountants, tax and other professionals. Through its Support

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Team, the Adviser believes it has developed an institutional-quality infrastructure for accounting, financial reporting, legal, compliance, tax, independent custody, third-party valuation and administrative functions (which meet the stringent public-company, Sarbanes-Oxley Act requirements of its affiliate, PSEC, a business development company traded on the NASDAQ Global Select Market). The Support Team also assists the investment professionals in evaluating, negotiating and documenting investments. The Adviser believes that these capabilities provide a level of infrastructure not typically found with a private fund focused on the middle-market.
These individuals are responsible for the Fund’s day-to-day operations on behalf of the Adviser and are responsible for developing, recommending and implementing the Fund’s investment strategy. In addition to managing PSEC, the Adviser, through its affiliates, also manages two closed-end management investment companies, Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc.
The Adviser has a broad, multi-channel direct investment origination network. By sourcing opportunities directly from multiple channels, the Adviser is not dependent solely on private equity sponsors and consistently originates a high volume of potential investments across varying market sectors. The Adviser’s large team and rigorous investment process allows for a careful assessment of the Adviser’s robust pipeline. The Adviser is highly selective in choosing attractive risk-reward investments and historically has typically chosen to complete only a small fraction of the potential investments that it has considered.
The Adviser has significant experience and a long-term track record of investing in companies and has developed an expertise in using all levels of a portfolio company’s capital structure to produce income-generating investments, while focusing on risk management. The Adviser relies upon the investment, finance, accounting, legal and administrative personnel of the Adviser and the Fund’s Administrator, Prospect Administration, and may retain additional personnel as its activities expand. Such parties also have extensive knowledge of the managerial, operational and regulatory requirements of publicly offered registered investment companies. The Fund believes that this depth of experience and disciplined investment approach will help the Adviser to successfully execute the Fund’s investment strategy.
All investment decisions will be made by the Adviser’s professionals. The Board, including a majority of independent directors, will oversee and monitor the investment performance and relationship with the Adviser.
A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement and the factors the Board considered is available in the Fund’s first [semi-annual] [annual] report to shareholders.
(Additional information regarding the Adviser’s compensation and the Investment Advisory Agreement is provided in the section entitled “Fees and Expenses” and in the SAI under “Investment Advisory and Other Services”, respectively.)
The Adviser’s services under the Investment Advisory Agreement are not exclusive, and the Adviser is free to furnish similar services to other entities. The offices of the Adviser are located at 10 East 40th Street, 42nd Floor, New York, New York 10016, and its telephone number is (212) 448-0702.
Portfolio Management
The following individuals serve as portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio.
John F. Barry III
Mr. Barry has been the Fund’s Chairman of the Board and Chief Executive Officer since inception. The Fund benefits from Mr. Barry’s years of experience as a lawyer, investment banker, venture capitalist and private equity investor, and his service on various boards of directors, over the past 35 years. In addition to overseeing the Fund, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company from 1988 to 1989, focusing on private equity and debt financing for energy and other companies, and was a founding member of the project finance group at Merrill Lynch & Co. Mr. Barry is Chairman and Chief Executive Officer of

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PSEC and has served PSEC as a member of its investment committee and as an officer since 1990. The Fund also benefits from Mr. Barry’s experience prior to Merrill Lynch working as a corporate securities lawyer from 1979 to 1983 at Davis Polk & Wardwell, advising energy and finance companies and their commercial and investment bankers. Mr. Barry’s service as Chairman and Chief Executive Officer of the Fund and as a Managing Director of the Adviser and Prospect Administration provides him with a continuously updated understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Barry received his J.D. from Harvard Law School and his Bachelor of Arts from Princeton University.
M. Grier Eliasek
Mr. Eliasek has been the Fund’s President and Chief Operating Officer since inception. He also serves on the Fund’s board of directors. The Fund benefits from Mr. Eliasek’s business leadership and experience and knowledge of senior loan, mezzanine, bridge loan, private equity and venture capital investments, as well as a knowledge of diverse management practices. Mr. Eliasek currently serves as Managing Director of both the Fund’s Adviser and Prospect Administration, and as President, Co-Founder and Chief Operating Officer of PSEC. Mr. Eliasek also currently serves as the President and Chief Executive Officer of Priority Income Fund, Inc., Pathway Energy Infrastructure Fund, Inc., Priority Senior Secured Income Management, LLC and Pathway Energy Infrastructure Management, LLC. He leads each of the Adviser’s investment committees in the origination, selection, monitoring and portfolio management of investments. Prior to joining the Adviser in 2004, Mr. Eliasek served as a Managing Director with Prospect Street Ventures, an investment management firm which, together with its predecessors, invested in various investment strategies through publicly traded closed-end funds and private limited partnerships. Prior to joining Prospect Street Ventures, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm. Mr. Eliasek received his MBA from Harvard Business School and his Bachelor of Science degree in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.

The SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of Shares in the Fund.
Administration, Accounting, and Other Services
The Fund has entered into an administration agreement (the “Administration Agreement”) with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for the Fund. For providing these services, the Fund reimburses Prospect Administration for its allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and its allocable portion of the costs of the Fund’s Chief Financial Officer and Chief Compliance Officer and his staff. Under this agreement, Prospect Administration furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s stockholders and reports filed with the SEC. In addition, Prospect Administration assists the Fund in determining and publishing the Fund’s net asset value, overseeing the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a subsidiary of the Adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for the Fund. The Fund’s payments to Prospect Administration are periodically reviewed by the Board.

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Custodian and Escrow Agent
[•] serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.
The Custodian also will serve as escrow agent with respect to subscription proceeds received by potential shareholders to be used to purchase Shares, and proceeds received from the Fund to pay for tendered Shares.
The principal business address of [•] is [•].
Legal Proceedings
Neither the Fund nor its Adviser is currently subject to any material legal proceedings, nor, to its knowledge, is any material legal proceeding threatened against the Fund or against its Adviser.
From time to time, its Adviser, its affiliates or its professionals may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of its rights with respect to its investments. While the outcome of such legal proceedings cannot be predicted with certainty, the Fund does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.
FEES AND EXPENSES
Advisory Fees
[The Fund pays the Adviser a fee consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of [•]% on the Fund’s gross assets (including amounts borrowed). The base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of the Fund’s gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately prorated.
The incentive fee, which is payable quarterly in arrears, will equal [•]% of the excess, if any, of the Fund’s pre-incentive fee net investment income that exceeds a [•]% quarterly ([•]% annualized) hurdle rate, subject to a “catch up” provision measured as of the end of each calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees and other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, Distribution and Shareholder Servicing Fees, expenses payable under the Administration Agreement described above, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of [•]% per quarter ([•]% annualized).
The Fund expects the incentive fees it pays to increase to the extent it earns greater interest and dividend income through its investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in its portfolio companies and to decrease if its interest and dividend income and capital gains decrease. The “catch-up” provision requires the Fund to pay [•]% of its pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than [•]% of the quarterly hurdle

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rate in any calendar quarter ([•]% annualized assuming an annualized hurdle rate of [•]%). The catch-up provision is meant to provide the Adviser with [•]% of the Fund’s pre-incentive fee net investment income as if a hurdle rate did not apply when the Fund’s pre-incentive fee net investment income exceeds [•]% of the quarterly hurdle rate in any calendar quarter ([•]% annualized assuming an annualized hurdle rate of [•]%). The income incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. If interest income is accrued but never paid, the Board would decide to write off the accrual in the quarter when the accrual is determined to be uncollectible. The write off would cause a decrease in interest income for the quarter equal to the amount of the prior accrual. The Adviser is not under any obligation to reimburse the Fund for any part of the incentive fee it received that was based on accrued income that the Fund never receives as a result of a default by an entity on the obligation that resulted in the accrual of such income.
The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the [•]% base management fee. The Fund pays the Adviser an income incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate;

•
[•]% of the Fund’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than [•]% of the quarterly hurdle rate in any calendar quarter ([•]% annualized assuming a [•]% annualized hurdle rate); and

•
[•]% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds [•]% of the quarterly hurdle rate in any calendar quarter ([•]% annualized assuming a [•]% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.]
The following is a graphical representation of the calculation of the Incentive Fee:
[•]

Distribution and Shareholder Servicing Fees
Under the terms of the distribution agreement with the Fund, Class A Shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling Shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued monthly and paid monthly in an amount not to exceed, in the aggregate, [•]% (on an annualized basis) of the net asset value of Class A Shares of the Fund (the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees will be accrued monthly as an expense of the Fund. Class W Shares are not subject to such ongoing Distribution and Shareholder Servicing Fees.
Pursuant to the terms of the Distributor’s distribution agreement with the Fund, the Distributor may retain unaffiliated brokers or dealers to: (i) act as Selling Agents to assist in the distribution of Shares; and (ii) to provide ongoing investor services and account maintenance services to their customers that are investors in the Fund. Selling Agents will be compensated for their services in determining whether an investment in the Fund is a suitable investment for their customers (in accordance with the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”)), for providing customary shareholder services, including responding to shareholder questions about the Fund and the transferability of Shares, assisting in selecting dividend payment options and assisting the Fund in administering repurchases.
Other Fees and Expenses of the Fund
All investment professionals of the Adviser and its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser. The Fund bears all other costs and expenses of the Fund’s operations and transactions, including those relating to: organization and offering; calculation of the Fund’s net asset

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value (including the cost and expenses of any independent valuation firms); expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisers (such as independent valuation firms, accountants and legal counsel), in monitoring the Fund’s financial and legal affairs and in monitoring the Fund’s investments and performing due diligence on the Fund’s prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance the Fund’s investments; offerings of its debt, its preferred shares, its common stock and other securities; investment advisory fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Fund’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by the Fund, by the Adviser or by Prospect Administration in connection with administering the Fund’s business, such as the Fund’s allocable portion of overhead under the Administration Agreement, including rent and the Fund’s allocable portion of the costs of the Fund’s Chief Compliance Officer and Chief Financial Officer and his staff.

THE OFFERING
Purchase Terms; Minimum Investment
Class W Shares of the Fund are being offered in an initial offering (the “Initial Offering”) at a price of $[•] per Share. The Initial Offering is currently anticipated to terminate on or about [•], subject to extension. Currently, only Class W Shares of the Fund are offered. The Fund may offer multiple classes of shares, including, but not limited to, Class A Shares in the future, subject to obtaining an exemptive order from the SEC. If the Fund’s exemptive order is granted, the Fund presently expects to offer multiple classes of shares, each of which would have certain differing characteristics, particularly in terms of sales charges that investors in that class may bear and/or the distribution fees and transfer agency fees that each class may be charged.
After the Initial Offering is closed, Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per Share, plus, in the case of Class A Shares (and if applicable), a sales load of up to [•]% of the amount invested (as described below). Shares will be issued at the net asset value per Share next computed after acceptance of an order to purchase Shares. The Fund’s net asset value per Share will be circulated to Selling Agent’s offering Shares of the Fund. Purchase orders for Shares sold in connection with a monthly offering must be received in proper form by the Distributor prior to the close of business (normally 5pm) on the day of the month specified by the Distributor in a written communication to the Selling Agents (and communicated by Selling Agents to their customers) (a “Closing Time”), which can be, with respect to certain Selling Agents, as many as five business days prior to the end of a month. A prospective investor may rescind a purchase order for Shares at any time prior to a Closing Time. The Fund reserves the right to suspend or terminate the offering of Shares at any time.
The minimum initial investment in the Fund by an investor is [$10,000], subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary, but not below $[500]. Subsequent investments must be at least $[500]. The minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.
In addition, the Fund currently expects Class W Shares of the Fund to be available to investors: (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a Selling Agent; (ii) who are clients of investment advisers or financial planners that participate in programs operated by Selling Agents through which Class W Shares are offered; (iii) who are other customers or clients of Selling Agents or their affiliates, as authorized by the Fund or a Fund agent, in consultation with the Selling Agent; (iv) who have a minimum initial investment of $5,000,000, or (v) who are members or personnel of the Adviser or its affiliates, and members of their immediate families, and certain other investors as may be determined by the Fund’s Board. During the first twelve months of operations, the minimum investment amounts may be waived in the Adviser’s discretion to help raise initial assets.

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Not all investors are able to access Class W Shares. Certain brokerage firms may not offer fee-based advisory programs that allow investors to access Class W Shares as described above or investors may not qualify for any such program at their brokerage firms that allows such access. It is also possible that certain brokerage firms may not offer the Fund as part of any such fee-based advisory program.
Further, the decision by investors to invest in the Fund through Class W Shares must be made on a case by case basis after careful discussion with the prospective investor’s financial adviser to determine whether Class W Shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors.
In order to purchase Shares, a prospective investor must submit a completed subscription agreement or certification to the Distributor or a Selling Agent. Additional information regarding investor qualifications is set forth under “Investor Qualifications” below.
At each Closing Time (and at the close of the Initial Offering, for purchase orders received in connection with the Initial Offering), purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor’s purchase order. Pending investment in the Fund, the investment proceeds will be deposited in an escrow account maintained by the escrow agent for the benefit of shareholders. Shareholders will not earn interest with respect to funds held in the escrow account. Investors will not receive any stock certificate evidencing the purchase of Fund Shares. Instead, they will receive written or electronic confirmation of each transaction and regular reports showing account balances. If an investor’s subscription is not accepted, the escrow agent will return the subscription monies to such investor.
Plan of Distribution
[•], serves as distributor of Shares on a best efforts basis, subject to various conditions, pursuant to the terms of the Distributor’s distribution agreement with the Fund. [•] is not obligated to buy from the Fund any of the Shares. The Distributor does not intend to make a market in the Shares.
[•] maintains its principal office at [•].
Under the terms of the distribution agreement with the Fund, the Distributor is authorized to retain unaffiliated brokers or dealers (i.e., the Selling Agents) to assist in the distribution of Share. Class A Shares of the Fund are subject to ongoing Distribution and Shareholder Servicing Fees to compensate Selling Agents for selling Shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued monthly and paid monthly in an amount not to exceed, in the aggregate, [•]% (on an annualized basis) of the net asset value of Class A Shares of the Fund (See “Fees and Expenses --- Distribution and Shareholder Servicing Fees” above.). Distribution and Shareholder Servicing Fees will be accrued monthly as an expense of the Fund. Class W Shares are not subject to such ongoing Distribution and Shareholder Servicing Fees. The Fund may terminate the distribution agreement on 60 days’ prior written notice.
Pursuant to a Distribution Services Agreement between the Adviser and the Distributor, the Adviser pays the Distributor certain fees for providing distribution services to the Fund in connection with the offering of Shares.
The Adviser and the Distributor are also parties to a Securities Activities and Services Agreement (the “SASA”), pursuant to which certain employees of the Adviser are licensed as registered representatives or registered principals (“Registered Reps”) of the Distributor under FINRA rules in order to engage in marketing activities.
Selling Agents would be entitled to charge a sales load to each investor on the purchase price of its Class A Shares of up to [•]% (the purchase price of Fund Shares, which are offered monthly, is their net asset value, calculated as described in the section entitled “Calculation of Net Asset Value”). The specific amount of the sales load paid is not fixed and will be determined by the investor and its Selling Agent. The sales load is expected to be waived for the Adviser and its affiliates, including its personnel and members of their immediate families. The sales load will neither constitute an investment made by the investor nor form part of the assets of the Fund. The Selling Agents’ receipt of the sales load is subject to the applicable limitations imposed by FINRA rules and regulations.

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The maximum amount of all items payable to FINRA member firms will not exceed the maximum compensation levels set forth in FINRA Rule 2830.
The Adviser (or its affiliates), in its discretion and from its own resources, may pay the Selling Agents additional compensation that does not exceed [•]% (on an annual basis) of the aggregate value of Shares of the Fund held by customers of the Selling Agent. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a Selling Agent’s registered representatives, placement on a list of investment options offered by a Selling Agent, or the ability to assist in training and educating the Selling Agent’s registered representatives. The additional compensation may differ among Selling Agents in amount. The receipt of additional compensation by a Selling Agent may create potential conflicts of interest between an investor and its Selling Agent who is recommending the Fund over other potential investments.

Fees                        Class A Shares        Class W Shares
Maximum Sales Load1                [__%]            None

Distribution and Shareholder Servicing Fees2    [0.__%]            None
Distributor’s Compensation3            [0.__%]            [0.__%]
Additional Compensation4                [0.__%]            [0.__%]

1.
It is currently expected that Class A Share investors may be charged a sales load up to a maximum of [•]% on the amount they invest. The maximum sales charge is deducted from the investor’s subscription amount and does not constitute part of the investor’s capital contribution. Class W Shares are not subject to a sales load.

2.
Ongoing Distribution and Shareholder Servicing Fees may be paid to Selling Agents for selling Class A Shares of Fund, marketing the Fund and providing, or arranging for the provision of ongoing investor services and account maintenance services to investors in the Fund. Class W Shares are not subject to such ongoing Distribution and Shareholder Servicing Fees.

3.
The Distributor is compensated by the Adviser (and not the Fund) for providing distribution and registered representative services as described above. The maximum compensation payable by the Adviser to the Distributor, including out-of-pocket expenses, shall not exceed [0.[•]% over the period of the offering. This figure is based on the Proposed Maximum Aggregate Offering Price of $[•] million. Additionally, the [0.0[•]% is determined by using overall Fund asset levels, and does not apply individually to each Share class.

4.
The Adviser may pay additional compensation on an annual basis to broker-dealers who have entered into agreements with the Distributor relating to the sale of Shares. The additional fee is paid from the Adviser’s own resources and not from assets of the Fund.

The Fund has agreed to indemnify the Distributor, its affiliates, the Adviser, and certain other persons, against certain liabilities, unless it is determined that the liability resulted from the willful misfeasance, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person’s obligations and duties. (See “Investment Advisory and Other Services” in the SAI.)
DESCRIPTION OF SHARES AND OTHER INFORMATION
The Fund was incorporated on October 6, 2010 as a Maryland corporation. The following description is based on relevant portions of the Maryland General Corporation Law and on the Fund’s charter and bylaws. This summary is not intended to be complete. Please refer to the Maryland General Corporation Law and the Fund’s charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

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Stock
The Fund’s authorized stock consists of [200,000,000] Shares, par value $0.01 per share, all of which are initially designated as common stock and [100,000,000] of which are Class A Shares and [100,000,000] of which are Class W Shares. Currently only Class W Shares are being offered. There is currently no market for the Shares, and the Fund does not expect that a market for its Shares will develop in the foreseeable future, if ever. No Shares have been authorized for issuance under any equity compensation plans. Under Maryland law, holders of the Fund’s Shares generally will not be personally liable for the Fund’s debts or obligations.
The Fund will initially offer a single class of Shares designated as “Class W” Shares to investors eligible to invest in the Fund. The Fund may offer multiple classes of shares, including, but not limited to, Class A Shares in the future, subject to obtaining an exemptive order from the SEC. If the Fund’s exemptive order is granted, the Fund presently expects to offer multiple classes of shares, each of which would have certain differing characteristics, particularly in terms of sales charges that investors in that class may bear and/or the distribution fees and transfer agency fees that each class may be charged.
Set forth below is a chart describing the class of the Fund’s securities to be outstanding as of the date the Fund commences its offering:

(1)	(2)	(3)	(4)
		Amount Held	Amount Outstanding
	Amount	by the Fund or	Exclusive of Amount
Title of Class	Authorized	for Its Account	Under Column(3)

Class W Common Stock	[●]	-	-

[Under the Fund’s bylaws, the Board is authorized to classify and reclassify any unissued Shares into other classes or series of stock without obtaining shareholder approval. As permitted by the Maryland General Corporation Law, the Fund’s bylaws provide that the Board, without any action by the Fund’s shareholders, may amend the charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Fund has authority to issue.]
Common Shares
[The holders of the Shares are entitled to one vote per share on all matters submitted to a shareholder vote, including the election of the Fund’s Directors. The holders of [•] of the Fund’s outstanding Shares can elect the entire Board. Unless applicable law requires otherwise, the holders of the Shares will possess exclusive voting power.]
Holders of the Fund’s Class A and Class W Shares are entitled to receive such distributions on their respective class of Shares as may be declared from time to time by the Board out of legally available funds, subject to any preferential rights of any preferred shares that the Fund issue in the future. The payment of the ongoing shareholder servicing fee with respect to Class A Shares sold in the primary offering will result in the payment of lower distributions on Class A Shares relative to the distributions paid on Class W Shares because the amount of the ongoing shareholder servicing fee will reduce the amount available for distribution to Class A shareholders. See “Distribution Policy.” In addition, as a result of the allocation of the shareholder servicing fees to the Class A Shares, each share class could have a different net asset value per share if distributions are not adjusted to take account of such fee. If the net asset value of the Fund’s different share classes is different, then changes to the Fund’s assets and liabilities that are allocable based on net asset value may also be different for each class. See “Distribution Policy” for more information. In any liquidation, each outstanding Share of common stock entitles its holder to share (based on the percentage of Shares held and the estimated net asset value of each class of Shares) in the assets that remain after the Fund pays its liabilities and any preferential distributions owed to preferred shareholders. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, or any liquidating distribution of the Fund’s assets, then such assets, or the proceeds therefrom, will be distributed between the holders of Class A Shares and Class W Shares ratably in proportion to the respective net asset value for each class until the net asset value for each class has been paid. Each holder of Shares of a particular class of common stock will be entitled to receive, ratably with each other holder of Shares of such class, that portion

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of such aggregate assets available for distribution as the number of outstanding Shares of such class held by such holder bears to the total number of outstanding Shares of such Class when outstanding. In the event that the Fund has not previously calculated a net asset value for its Class A and Class W Shares prior to a liquidation, the Fund will calculate the net asset value for its Class A and Class W Shares in connection with such a liquidation specifically to facilitate the equitable distribution of assets or proceeds to the Share classes. Holders of Shares will not have preemptive rights, which means that you will not have an automatic option to purchase any new Shares that the Fund issues, nor will holders of the Shares have any preference, conversion, exchange, sinking fund, redemption or appraisal rights. The Fund’s common stock shall be non‑assessable by the Fund upon its receipt of the consideration for which the Board authorized its issuance.
The Fund’s Board has authorized the issuance of Shares without certificates. The Fund does not expect to issue Shares in certificated form. Information regarding restrictions on the transferability of the Shares that, under Maryland law, would otherwise have been required to appear on the Fund’s Share certificates will instead be furnished to stockholders upon request and without charge. These requests should be delivered or mailed to:

•	Regular mail: Prospect Investment Corporation c/o [•].

•	Overnight mail: Prospect Investment Corporation c/o [•].

•	Telephone: [•].
The Fund maintains a stock ledger that contains the name and address of each shareholder and the number of Shares that the shareholder holds. With respect to uncertificated stock, the Fund will continue to treat the shareholder registered on its stock ledger as the owner of the Shares until the new owner delivers a properly executed form to the Fund, which form the Fund will provide to any registered holder upon request.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Fund’s charter contains such a provision which eliminates Directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
The Fund’s charter authorizes the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while serving as the Fund’s Director or officer and at the Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Fund’s bylaws obligate the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while serving as the Fund’s Director or officer and at the Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Fund to indemnify and advance expenses to any person who served a predecessor of the Fund in any of the capacities described above and any of the Fund’s employees or agents or any employees or agents of the Fund’s predecessor. In accordance with the 1940 Act, the Fund will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

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Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Any limitation of liability, indemnification or advancement of expenses granted to the Adviser or the Fund’s officers or Directors will comply with the 1940 Act and the rules and regulations promulgated thereunder.
The Fund’s insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the Fund’s present or former Directors or officers have performed for another entity at the Fund’s request. There is no assurance that such entities will in fact carry such insurance. However, the Fund does not expect to request its present or former Directors or officers to serve another entity as a director, officer, partner or trustee unless the Fund can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Certain Provisions of the Maryland General Corporation Law and The Fund’s Charter and Bylaws
[The Maryland General Corporation Law contains provisions that could make it more difficult for a potential acquirer to acquire a fund by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of a fund to negotiate first with its board.]
Election of Directors
[The Fund’s bylaws provide that each Director shall be elected by the affirmative vote of the holders of [•] Shares entitled to vote in the election of Directors. Pursuant to the Fund’s bylaws, the Board may amend the bylaws to alter the vote required to elect Directors, to the extent permitted by law.]
Number of Directors; Vacancies; Removal
[The Fund’s charter provides that the number of Directors will be set only by the Board in accordance with the Fund’s bylaws. The Fund’s bylaws provide that a majority of the entire Board may increase or decrease the number of Directors at a regular or special meeting called for that purpose.
The Fund’s charter provides that a Director may be removed upon the following conditions: [•].]
Action by Stockholders
[Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or (unless the charter provides for shareholder action by less than unanimous written consent, which the Fund’s charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.]

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Calling of Special Meetings of Shareholders
[The Fund’s bylaws provide that special meetings of shareholders may be called by the Board and certain of the Fund’s officers. Additionally, the Fund’s bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the corporation upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.]
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
[Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, convert, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its bylaws for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. In that regard, the Fund’s bylaws provide that the following matters may be affected with approval of [•]:

•	any amendment to the provisions of the charter relating to the classification of the Board, the power of the Board to fix the number of Directors, and the vote required to elect or remove a Director;

•	any charter amendment that would convert the Fund from a closed-end company to an open-end company or make the Shares a redeemable security (within the meaning of the 1940 Act);

•	the Fund’s liquidation or dissolution or any charter amendment to effect the Fund’s liquidation or dissolution;

•
any merger, consolidation, share exchange or sale or exchange of all or substantially all of the Fund’s assets that the Maryland General Corporation Law requires be approved by the Fund’s shareholders;

•
any transaction between the Fund, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of Directors generally, or any affiliate of such a person, group or member of such a group (collectively “Transacting Persons”), on the other hand; or

•	any amendment to the provisions of the charter relating to the foregoing requirements.
The Fund’s bylaws provide that the Board will have the exclusive power to make, alter, amend or repeal any provision of the Fund’s bylaws.]
No Appraisal Rights
As permitted by the Maryland General Corporation Law, the Fund’s charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board shall determine such rights apply.
Conflict with 1940 Act
The Fund’s bylaws provide that if and to the extent that any provision of the Maryland General Corporation Law, or any provision of the Fund’s charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
CERTAIN TAX MATTERS
The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice.
The Fund intends to elect to be treated, and intends to qualify, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. To qualify as a RIC, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders. The Fund is also subject to, among other things, income source and asset diversification requirements. The income source requirement will be satisfied if the Fund obtains at least 90% of its income for each year from certain passive sources, including dividends, interest, gains from the sale of stock or securities and net income from “qualified publicly traded partnerships.” The asset diversification requirement will be satisfied if, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer to 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer); and no more than 25% of the value of the Fund’s assets are invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled (as determined under applicable Code rules) by the Fund and that are engaged in the same or similar or related trades or businesses or of “qualified publicly traded partnerships.” The Fund may need to dispose of certain investments quickly in order to prevent the loss of RIC status. Because some of the Fund’s investment will be in private companies, and therefore will be relatively illiquid, the Fund may be forced to dispose of these investments at disadvantageous prices and could result in substantial losses for the Fund.
If the Fund fails to qualify for or maintain RIC status for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of its distributions.
Distributions of the Fund’s investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of the Fund’s net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time Shares of the Fund have been held by such shareholders. Distributions made out of qualified dividend income, if any, received by the Fund are taxable to shareholders at long-term capital gains rates, provided the shareholder meets certain holding period and other requirements with respect to its Shares. Distributions are taxable, as described above, whether received in cash or reinvested in Shares of the Fund. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

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Investors are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax), state, local or non-U.S. tax consequences to them of investing in the Fund. For additional information, see the SAI under “Tax Aspects.”
INVESTOR SUITABILITY
General Considerations. An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial adviser to determine whether an investment in the Fund is suitable for your risk profile. A shareholder should invest in the Fund only money that it can afford to lose, and a shareholder should not invest money to which it will need access on a short-term or frequent basis. In addition, a shareholder should be aware of how the Fund’s investment strategies fit into its overall investment portfolio because the Fund by itself is not designed to be a well-balanced investment for a particular investor.
Unlisted Closed-End Structure and Limited Liquidity. The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their Shares on a daily basis. In addition, the Fund does not plan to list its Shares on any securities exchange, and there is no assurance that any secondary market will develop for the Shares. Although the Fund may make quarterly offers to repurchase its Shares, there can be no assurance that the Fund will repurchase Shares that are tendered by a shareholder in connection with any repurchase offer. A prospective investor should consider its liquidity needs before investing.
REPURCHASE OFFERS
No Right of Redemption
No shareholder will have the right to require the Fund to redeem its Shares. No public market exists for the Shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.
Repurchases of Shares
The Fund from time to time intends to offer to repurchase outstanding Shares or portions thereof from shareholders pursuant to written tenders by shareholders at such times and on such terms and conditions as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares or portions thereof from shareholders, the Board will consider various factors, including the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders quarterly, as of the last business day of each calendar quarter (the “repurchase pricing date”) commencing during the [third] full calendar quarter after the Fund commences investment operations. The Board will also consider the following factors, among others, in making this determination:

●	whether any shareholders have requested the Fund to repurchase their Shares or portions thereof;

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●	the liquidity of the Fund’s assets;

●	the investment plans and working capital requirements of the Fund;

●	the relative economies of scale with respect to the size of the Fund;

●	the history of the Fund in repurchasing Shares;

●	the current economic condition of the securities market; and

●	the anticipated tax consequences of any proposed repurchases of Shares or portions thereof.
The Fund intends to repurchase Shares or portions thereof from shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all shareholders. The value of a shareholder’s Shares that are being repurchased will be equal to the net asset value of the Shares as of the repurchase pricing date. When the Board determines that the Fund shall repurchase Shares or portions thereof, notice will be provided to shareholders describing the terms thereof, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders who are deciding whether to tender their Shares or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their Shares by contacting the Adviser during the period.
Repurchases of Shares or portions thereof from shareholders by the Fund may be made, in the discretion of the Fund, and the Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares or portions thereof from shareholders. The Fund does not charge a repurchase fee.
There can be no assurance that the Fund will make such repurchase offers, nor that shareholders tendering Shares for repurchase in any offer will have all of their tendered Shares repurchased by the Fund.
Repurchase Procedures
The Adviser expects that, under the procedures applicable to the repurchase of Shares, Shares will generally be valued for purposes of determining their repurchase price as of a date at least [60 days] after the date by which shareholders must submit a repurchase request (the “repurchase request deadline”). The value of Shares can change materially between the repurchase request deadline and the repurchase pricing date. It is expected that the Fund will generally pay the value of the Shares repurchased approximately [30] days after the repurchase pricing date. Repurchase proceeds will be paid to tendering shareholders by the escrow agent from amounts the escrow agent receives from the Fund for that purpose. The amount that a shareholder may expect to receive on the repurchase of the shareholder’s Shares (or portion thereof) will be the net asset value of the shareholder’s Shares (or portion thereof being repurchased) determined on the repurchase pricing date and based on the net asset value of the Fund’s assets as of that date, after giving effect to all allocations to be made as of that date to the shareholder’s Shares.
Under these procedures, shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of their Shares as of a date proximate to the repurchase pricing date. In addition, there will be a period of time between the repurchase request deadline and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase will be given non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased Shares.
If a repurchase offer is oversubscribed by shareholders who tender Shares for repurchase, the Fund will repurchase only a pro rata portion of the Shares tendered by each shareholder. If a shareholder tenders a portion of its Shares and the repurchase of that portion would cause the shareholder’s investment balance to fall below the required minimum, the Fund reserves the right to reduce the portion of the Shares to be purchased from the shareholder so that the required minimum balance is maintained.

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Repurchases of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Shares as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.
The Fund may cancel an offer to repurchase Shares (an “Offer”), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if: (i) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund’s investment objectives and policies in order to purchase Shares tendered pursuant to the Offer; (ii) there is, in the judgment of the Board any: (a) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund; (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the State of New York that is material to the Fund; (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions; (d) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (e) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund; (f) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer; or (g) other event or condition that would have a material adverse effect on the Fund or its investors if Shares tendered pursuant to the Offer were purchased; or (iii) the Board determines that it is not in the best interest of the Fund to purchase Shares pursuant to the Offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.
Determination of Repurchase Price
The repurchase price payable in respect of a repurchased Share is equal to the Share’s net asset value on the repurchase pricing date. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s investment objectives and policies and the potential for the Incentive Fee. Indeed, the Fund’s net asset value per Share may change in a short time as a result of developments at the companies in which the Fund invests. In that regard, the Fund’s net asset value per Share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change between a repurchase request deadline and the repurchase pricing date. Nevertheless, the repurchase price will not be adjusted after the repurchase pricing date. The method by which the Fund calculates net asset value is discussed below. (See “Calculation of Net Asset Value.”)

Mandatory Redemption of Shares
The Fund may redeem all or any Shares of a shareholder or any person acquiring Shares from or through a shareholder under certain circumstances, including if ownership of the Shares by the shareholder or other person will cause the Fund or the Adviser to be in violation of certain laws or any of the representations and warranties made by a shareholder in connection with the acquisitions of the Shares was not true when made or has ceased to be true.
Consequences of Repurchase Offers
The Fund believes that repurchase offers are generally beneficial to the Fund’s shareholders, and are expected to be funded from available cash or sales of portfolio securities. However, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares into a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling liquid investments, the Fund will hold a larger proportion of its total assets in illiquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which would in turn reduce the Fund’s net asset value.
Repurchase offers provide shareholders with the opportunity to dispose of Shares at net asset value. There is no assurance that any secondary market for the Shares will develop, and in the event that a secondary market does develop, it is possible that Shares would trade in that market at a discount to net asset value.
Repurchases of the Shares will tend to reduce the number of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets will tend to increase the Fund’s expense

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ratio. In addition, the repurchase of Shares by the Fund is a taxable event to shareholders. For a discussion of these tax consequences, see “Tax Aspects” in the SAI.
Repurchase offers, to the extent they result in a net outflow of capital from the Fund since the date of the end of the prior fiscal period, will cause the Fund to calculate Fiscal Periods more frequently than annually. If that occurs, shareholders could be adversely affected. For example, the Fund may be required to pay the Adviser a portion of the Incentive Fee accrued through that date based on the Fund’s investment performance for a Fiscal Period under circumstances where, if no interim Fiscal Periods had occurred, the Adviser would not have been eligible to receive an Incentive Fee payment for an entire fiscal year. Conversely, if at the time the Fund has a cumulative loss, such cumulative loss will be reduced in proportion to the amount of assets withdrawn from the Fund to pay the Share repurchases, with the result that the Adviser will be in a better position to eventually earn an Incentive Fee with respect to the Fund. (See “Risk Factors --- Repurchase Risk.”)
CALCULATION OF NET ASSET VALUE
The net asset value (or NAV) of Shares of the Fund is determined at least monthly, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each time the Fund calculates NAV, it will accrue as a liability any amounts owed to the Adviser as payment for Incentive Fees, which could vary over time. Class A Shares will be offered at net asset value plus the applicable sales load while Class W Shares will be offered at net asset value. During the continuous offering, the price of the Shares will increase or decrease according to the net asset value of the Shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available (as in the case of most of the Fund’s investments in portfolio companies), securities are valued at fair value as determined by the Board. As a general matter, fair value represents the amount that the Fund could reasonably expect to receive if the Fund’s investment in the security were sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Board believes to be reliable.  The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser, which acts under the Board’s supervision.

Debt securities with remaining maturities of 60 days or less are valued at their amortized cost value if such value is approximately the same as market value or at market value (based on market-based prices); or, if market value is not available, fair value. Amortized cost is determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. The value of debt securities with remaining maturities in excess of 60 days is the market price, which may be obtained from a pricing service or, if a market-based price is not available from a pricing service, a bid quote from a broker-dealer. Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

Most of the investments in the Fund’s portfolio do not have market quotations which are readily available, meaning the investments do not have actively traded markets. Debt and equity securities for which market quotations are not readily available are valued with the assistance of an independent valuation service using a documented valuation policy and a valuation process that is consistently applied under the direction of the Fund’s Board. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors – Fair Valuation Risk.”

The factors that may be taken into account in valuing such investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, changes in interest rates for similar debt instruments and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material.

As part of the fair valuation process, the independent valuation firms engaged by the Board perform a review of each debt and equity investment requiring fair valuation and provide a range of values for each investment, which, along

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with management’s valuation recommendations, is reviewed by the Fund’s Audit Committee. Management and the independent valuation firms may adjust their preliminary evaluations to reflect comments provided by the Fund’s Audit Committee. The Audit Committee reviews the final valuation reports and management’s valuation recommendations and makes a recommendation to the Board based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firms and management may not have included in their evaluation processes. The Board then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to the Fund’s financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Fund’s financial statements.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities.

DISTRIBUTION POLICY
Subject to the Board’s discretion and applicable legal restrictions, the Fund intends to make quarterly distributions to shareholders. Based on the current market environment and the expected portfolio to be constructed, it is currently anticipated that the level of quarterly distributions (including any return of capital) is targeted to represent an amount equivalent to an annual rate of at least [•]% of the Fund’s current net asset value per Share class.  However, this distribution policy is subject to change and there is no guarantee the target rate will be achieved, or that any dividend will be paid at all. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then the Fund expects to sell assets and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the Shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the

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Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital.

Unless the registered owner of Shares elects to receive cash, all dividends declared on Shares will be automatically reinvested in additional Shares of the Fund. See “Dividend Reinvestment” below.

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital.  Shareholders should not assume that the source of a distribution from the Fund is net profit.  A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the Shares.  Returns of capital reduce a shareholder’s tax cost (or “tax basis”).  Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable.  Shareholders should note that return of capital will reduce the tax basis of their Shares and potentially increase the taxable gain, if any, upon disposition of their Shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. Each year, shareholders subject to IRS reporting will be notified of the source of the Fund’s distributions on a Form 1099. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.
Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually. For additional information, see “Tax Aspects” in the SAI.

Dividend Reinvestment
Dividends and capital gain distributions to shareholders will be reinvested unless the Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary. Shareholders will not be charged any fees as a result of participating in the dividend reinvestment plan. A shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash. A shareholder can change its election with respect to reinvestment by contacting its broker, dealer or other financial intermediary. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.
Shares will be issued at their net asset value on the ex-dividend date; there is no sales load or other charge for reinvestment. Shareholders may affirmatively opt out of the automatic reinvestment plan at any time by contacting their broker, dealer or other financial intermediary, who will inform the Fund. Such a request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

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Although shareholders receive no cash for distributions reinvested through the plan, ordinary income and/or capital gains are realized for federal income tax purposes on the date of the distribution. Such distributions may also be subject to state and local taxes. Shareholders will be required to report distributions on their tax returns, even if the distribution is reinvested in additional Shares.
The Fund reserves the right to suspend reinvestments at any time and require shareholders to receive all distributions in cash. The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund does not currently suspend or limit reinvestments, but it may determine to do so if the amount being reinvested by shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.
Additional information regarding the Fund’s dividend reinvestment plan may be obtained by calling (212) 448-0702.
POTENTIAL CONFLICTS OF INTEREST
The Adviser and certain of its affiliates may experience conflicts of interest in connection with the management of the Fund’s business affairs, including, but not limited to, the following:
• The directors, officers and other personnel of the Adviser and its affiliates allocate their time between advising the Fund and managing other investment activities and business activities in which they may be involved, including managing and operating PSEC;
•The compensation payable by the Fund to the Adviser and other affiliates will be approved by the Board consistent with the exercise of the requisite standard of care applicable to Directors under Maryland law and its organizational documents. Such compensation is payable, in most cases, whether or not the Fund’s shareholders receive distributions. The Fund’s use of leverage may also create a conflict of interest, as the fees paid by the Fund to the Adviser for investment advisory services will be higher than in if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s gross assets, which includes proceeds from (and assets subject to) any credit facility, margin facility, any issuance of preferred shares or notes, any reverse repurchase agreements, dollar rolls or similar transaction;
• The Fund will compete with certain affiliates for investments, including PSEC, subjecting the Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;
• Regardless of the quality of the assets acquired or the services provided to the Fund, or whether the Fund makes distributions to the Fund’s shareholders, the Adviser will receive base Management Fees and reimbursement of routine non-compensation overhead expenses in connection with the management of the Fund’s portfolio and may receive Incentive Fees in connection with the generation of pre-incentive net investment income;
• The personnel of the Adviser and its affiliates allocate their time between assisting the Adviser in connection with identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in their capacity as personnel of the investment adviser to PSEC;
• The Fund may compete with other funds managed by affiliates of the Adviser for investment opportunities, subjecting the Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions to the Fund;
• From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund may receive from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carries on investment activities, may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients;

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• The Adviser and its respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be similar to the Fund’s;
• The Adviser and its affiliates may have existing business relationships or access to material, non-public information that would prevent them from recommending certain investment opportunities that would otherwise fit within the Fund’s investment objectives;
• The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser or its affiliates. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund. Affiliates of the Adviser have no obligation to make their originated investment opportunities available to the Fund; and
• To the extent permitted by the 1940 Act and staff interpretations, or by the Order granted by the SEC, the Adviser may seek to have the Fund and one or more other investment accounts managed by the Adviser or any of its affiliates participate in an investment opportunity. Other funds managed by the Adviser, including PSEC, Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., have also been granted the Order and thus have the ability with the Fund to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates subject to the conditions included therein.
BROKERAGE
The Adviser is responsible for placing orders for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions. Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Fund’s brokerage policies.
In selecting brokers to effect transactions on behalf of the Fund, the Adviser seeks to obtain the best price and execution, taking into account as the following considerations: the best net price available; the reliability, integrity and financial condition of the broker or dealer; the size and difficulty in executing the order; the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis; and in the case of transactions effected with unaffiliated brokers, the firm’s risk in positioning a block of securities. Although the Adviser will generally seek reasonably competitive commission rates, the Adviser will not necessarily pay the lowest commission available on each transaction. The Adviser has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.
Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders on behalf of the Fund with brokers that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In addition, the Adviser may at times execute a trade through a particular broker but then “step out” the trade to a different broker. This occurs when the Adviser determines that the order is best executed through a certain broker (including an affiliated broker) but would like to pay all or a portion of the commission to another broker for research provided to the Adviser. Research services obtained

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by the use of commissions arising from the Fund’s portfolio transactions may be used by the Adviser in other investment activities and, thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research provided to the Adviser. In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser or its affiliates in providing services to clients other than the Fund. In addition, as noted above, not all of the supplemental information is used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser or its affiliates by brokers or dealers through which other clients of the Adviser or its respective affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.
GENERAL INFORMATION
Fiscal Year
The Fund’s fiscal year ends on each June 30. The Fund’s tax year for federal income tax purposes also ends on each June 30.
Reports to Shareholders
As soon as practicable after the end of each taxable year, the Fund furnishes to shareholders such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.
The Fund sends unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
Legal Counsel
Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as U.S. legal counsel to the Fund. The firm does not represent potential investors with respect to their investment in the Fund.
Shareholder Inquiries
Inquiries concerning the Fund and Shares (including information concerning purchasing and withdrawal procedures) should be directed to your Selling Agent. All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.
More information about the Fund is available in the SAI. The SAI is incorporated by reference into this Prospectus. The Fund files with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Additional information about the Fund’s investments will be available in the annual and semi-annual reports to shareholders. The Fund’s annual and semi-annual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov).
From time to time, additional Fund information, such as risk and exposure reports, or the Adviser’s market outlook or industry assessments, may be made available. To the extent permitted by law, such information, as well as the Prospectus, SAI and shareholder reports, may be obtained free of charge by contacting your financial advisor.

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APPENDIX A- ADVISER PERFORMANCE INFORMATION
PORTFOLIO MANAGER PERFORMANCE INFORMATION
The investment adviser of Prospect Investment Corporation (the “Fund”) is Prospect Capital Management L.P. (the “Adviser”). The Fund is newly formed and has no operating history. The Adviser manages Prospect Capital Corporation (“PSEC”) which has an investment strategy that has substantially similar objectives and strategies to that of the Fund. This Appendix contains investment performance information for PSEC (from its inception).
The tables and bar charts set forth performance information of PSEC and various indices for the periods indicated. The returns shown for PSEC reflect the actual fees and expenses incurred by PSEC. The tables should be read in conjunction with the notes thereto. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF PSEC BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND. Furthermore, there are certain differences between the investment policies of the Fund and PSEC. (For example, unlike the Fund, PSEC is a BDC which is subject to certain investment restrictions on the composition of its assets to which the Fund is not otherwise subject. Likewise, the Fund, as a registered investment company, is subject to certain investment policies to which PSEC is not subject. Nevertheless, both Funds are managed in a substantially similar manner.) The future performance of the Fund, PSEC and the various indices may differ.

A-1

PSEC PERFORMANCE1
Performance Relative to Major Indices as of [ ]

AVERAGE ANNUAL RETURNS

12 months	3 years	5 years	10 years	Since Other Investment Vehicle Inception
PSEC[1]
INDEX[2]
INDEX[3]
INDEX
PSEC Performance

Compound ROR Since Inception***	Cumulative ROR Since Inception***
INSERT BAR GRAPH	INSERT BAR GRAPH
PSEC* INDEX ** INDEX ** INDEX**	PSEC* INDEX ** INDEX ** INDEX**
*Source: Prospect Capital Management L.P.
** Source for Index: [ __ ]; Source for [Index]: [ __ ]; Note: [Index], [Index] and [Index] data do not reflect reinvestment of dividends.
***Inception: [____]; [Index], [Index] and [Index] data as of January 1, [____].

1 The performance data provided for PSEC was prepared by the Adviser based on the following facts and assumptions:

A-2

PSEC began investment operations on [•]. Performance results for PSEC are actual results reflecting the returns of PSEC as a whole (rather than the returns of a particular investor), and reflect PSEC’s advisory fees, Incentive Fees and expenses and include the reinvestment of dividends and income. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

2 The [•] Index is

3 The [•] Index is

4 The [•] Index is

OTHER DISCLOSURES
This information is intended for illustration purposes only. No index is directly comparable to the Fund or PSEC. Past performance is not indicative of future results or performance of any account managed (directly or indirectly) by the Adviser. There is no guarantee that the Fund will achieve its investment objectives.

A-3

PROSPECT INVESTMENT CORPORATION

Class A and Class W Shares

Statement of
Additional Information
Dated June 15, 2016

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Prospect Investment Corporation (the “Fund”), dated [•], 2016. To obtain a copy of the Fund’s prospectus (the “Prospectus”), please write to Prospect Investment Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016, or call (212) 448-0702. The information in this SAI is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission (“SEC”) is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS
The Fund	S-1
Additional Investment Policies and Practices	S-1
Investment Advisory and Other Services	S-4
Management of the Fund	S-5
Portfolio Managers	S-10
Tax Aspects	S-11
Proxy Voting Policies and Procedures	S-15
Control Persons and Principal Holders of Securities	S-16
General Information	S-16
Financial Statements	S-16
Appendix A - Report of Independent Registered Public Accounting Firm	S-17

THE FUND

Prospect Investment Corporation (the “Fund”) was incorporated in the State of Maryland on October 6, 2010, 2016. The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”).
This SAI relates to the Class A and Class W shares of the Fund. Currently only Class W shares are offered by the Fund. Class A shares are currently expected to impose a front-end sales charge.
ADDITIONAL INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.
Fundamental Policies
The Fund has adopted the following six fundamental investment policies, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act):
(1)    The Fund will not invest 25% or more of the value of its total assets in the securities of issuers engaged in any single industry or group of related industries, provided that this restriction does not limit the Fund’s investments in U.S. Government Securities (as defined herein).(1)
(2)    The Fund will not issue “senior securities” (as defined by the 1940 Act) or borrow money except to the extent permitted by the 1940 Act or as otherwise permitted by the Securities and Exchange Commission (“SEC”) or its staff and as is consistent with the Fund’s investment policies.
(3)    The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the disposition of its portfolio securities.
(4)    The Fund will not make loans of money or securities to other persons, except through purchasing debt securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.
(5)    The Fund will not purchase or sell commodities, except that the Fund may purchase and sell foreign currency, as well as options on foreign currency, indices and financial futures contracts, and may enter into currency swaps and forward contracts, including those related to indices, in connection with its investments in foreign securities, in accordance with such investment policies as the Board of Directors (the “Board,” and the members of the Board, the “Directors”) may adopt and subject to applicable regulatory limitations.
(6)    The Fund will not purchase, hold or deal directly in real estate, but may invest in securities that are secured by real estate or that are issued by companies that hold invest or deal in real estate or real estate investment trusts.
The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).
(1) In determining whether the Fund has invested in accordance with this investment restriction, the Fund’s investment adviser currently uses the [Bloomberg Industry Classification System (BICS) produced by Bloomberg L.P.]

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (i) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.
With respect to the investment restriction set forth in (1) above, and other policies described herein and in the Prospectus, except the incurrence of leverage or the issuance or deemed issuance of a senior security, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of the restriction or policy. In addition to the restrictions contained in the fundamental investment policies stated above, the Fund is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies, insurance companies and companies engaged in certain securities related businesses.
Special Investment Instruments and Techniques
The Fund may from time to time utilize a variety of special investment instruments and techniques (as described below) to hedge its investment portfolio against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue its investment objective. The instruments the Fund may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Fund’s investment objective. There is no requirement that the Fund hedge its portfolio or any of its investment positions.
Options. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying asset to a counterparty at a specified price (the strike price) on or before an expiration date. The Fund may purchase or write (i.e., sell) put and call options on an underlying reference it is otherwise permitted to invest in. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. If the Fund sells a put option, the Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the Fund sells a call option, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the Fund sells a call option that is not covered (it does not own the underlying reference), the Fund’s losses are potentially unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Call and Put Options on Securities Indices. The Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, the Fund’s ability to realize a gain from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, the level of stock prices in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the ability of the Fund’s investment adviser, Prospect Capital Management L.P. (the “Adviser”), to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Other Derivatives. In addition to options and options on securities indices (described above), the Fund may invest in a variety of other derivative instruments to seek maximum capital appreciation or for hedging purposes. The Adviser reserves the right to utilize derivative instruments as it deems appropriate and as new instruments are developed or regulatory changes occur. Currently, however, the Fund does not anticipate using over-the-counter derivatives. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. For example:

•	the underlying investment or security might not perform in the manner that the Adviser expects it to perform, which could make an effort to hedge using derivatives unsuccessful;

•	the company issuing the derivative instrument may be unable to pay the amount due on the maturity of the instrument;

•	certain derivative investments held by the Fund may trade only in over-the-counter markets or not at all, and can be illiquid; and

•	derivatives may change rapidly in value because of their inherent leverage.

All of this can mean that the Fund's net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions.
Repurchase Agreements. The Fund is expected to invest no more than 5% of its assets in repurchase agreements involving the types of securities eligible for purchase by the Fund.
Repurchase agreements, which may be viewed as a type of secured lending by the Fund, are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.
Under the Fund’s procedures, the Adviser must effect repurchase transactions only with large, well-capitalized U.S. financial institutions approved by it as creditworthy based upon periodic review. In addition, the value of the collateral underlying the repurchase agreement, which will be held by the Fund’s custodian on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with the simultaneous agreement to repurchase the securities at an agreed-upon price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are a form of leverage that may increase the volatility of the Fund’s investment portfolio. The Fund is expected to invest no more than 5% of its assets in reverse repurchase agreements. As with repurchase agreements, the Adviser will only effect reverse repurchase transactions with large, well-capitalized U.S. financial institutions approved by it as creditworthy based upon periodic review.

Lending Portfolio Securities
Though not currently anticipated by the Adviser, the Fund may lend its securities to domestic and foreign brokers, dealers and financial institutions. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned security and may receive a premium for lending the securities. Lending portfolio securities may result in income to the Fund, but there may be delays in the recovery of the loaned securities or a loss of rights in the collateral supplied should the borrower fail financially. Securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value.
INVESTMENT ADVISORY AND OTHER SERVICES

Subject to the supervision and control of the Board, the Adviser serves as the Fund’s investment adviser, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). The Investment Advisory Agreement was approved by the Board (including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”)), at a meeting held in person on [•], 2016, and approved on that date by the then sole shareholder of the Fund.
The Adviser is responsible for: (i) developing and implementing the Fund’s investment program, (ii) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. The Investment Advisory Agreement provides that, in consideration for providing certain management services (provided by the Adviser or an affiliate) and administrative services (provided by the Adviser or an affiliate), the Adviser will be entitled to receive the management fee and incentive fee, as set forth under “Fees and Expenses” in the Prospectus and as described below. The management fee and incentive fee arrangements between the Fund and the Adviser were also approved in person by the Board (including a majority of the Independent Directors), and approved on that date by the then sole shareholder of the Fund, on [•], 2016.
Those certain management and administrative services provided by the Adviser (or an affiliate) include assisting the Fund in selecting, and monitoring the quality of services provided by, the Fund’s administrator, custodian, transfer agent, and other organizations that provide services to the Fund. In addition, the Adviser (or an affiliate) provides office space, facilities, equipment and other support services and personnel as necessary to operate the Fund. The Adviser is also responsible for providing additional management and administrative services as may reasonably be required in connection with the business affairs and operations of the Fund beyond those furnished by the Fund’s administrator.
The Investment Advisory Agreement provides for indemnification by the Fund of the Adviser and its members and their respective officers, managers, agents, employees, controlling persons and members and any other person or entity affiliated with it with respect to all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) resulting from acts of the Adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the Investment Advisory Agreement or otherwise as the Fund’s investment adviser.
The Investment Advisory Agreement provides that it will continue in effect for two years and that, after the initial period of effectiveness, will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board who are not parties to the agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding shares of the Fund; or (ii) the vote of a majority of the full Board. The Investment Advisory Agreement also provides that it may be terminated at any time, without the payment of any penalty, either by: (i) the Fund, by action of the Board or by vote of a majority of the outstanding shares of the Fund, on [60 days’ written notice]; or (ii) the Adviser on [60 days’ written notice] to the Fund. The Investment Advisory Agreement will terminate immediately in the event of its “assignment” (as defined in the 1940 Act). A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement and the factors the Board considered will be available in the Fund’s first [semi-]annual report to shareholders.
[The Fund pays the Adviser a fee consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of [•]% on the Fund’s gross assets (including amounts borrowed). The base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of the Fund’s gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately prorated.
The incentive fee, which is payable quarterly in arrears, will equal [•]% of the excess, if any, of the Fund’s pre-incentive fee net investment income that exceeds a [•]% quarterly ([•]% annualized) hurdle rate, subject to a “catch up” provision measured as of the end of each calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees and other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, Distribution and Shareholder Servicing Fees, expenses payable under the Administration Agreement described in the Prospectus, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of [•]% per quarter ([•]% annualized).]
MANAGEMENT OF THE FUND

The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund’s investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board also oversees the Fund’s risk management processes, primarily through the functions (described below) performed by the Audit Committee. The Directors will not contribute to the capital of the Fund in their capacity as Directors, but may subscribe for shares, subject to the eligibility requirements described in the Prospectus.
Under the bylaws, the Board may designate a Chairman to preside over the meetings of our Board and to perform such other duties as may be assigned to him by the Board. The Fund does not have a fixed policy as to whether the Chairman should be an independent Director and believes that the Fund should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of the Fund and its stockholders at such times.
Presently, Mr. Barry serves as the Chairman of the Board. Mr. Barry is an “interested person” of the Fund. We believe that Mr. Barry’s history with the Adviser, familiarity with our investment platform, and extensive knowledge of the financial services industry, and the investment valuation process, in particular, qualify him to serve as the Chairman of the Board. The Fund believes that it is best served through this leadership structure, as Mr. Barry’s relationship with the Fund’s Adviser provides an effective bridge and encourages an open dialogue between management and the Board, helping these groups act with a common purpose.
Our Board does not currently have a designated lead independent director. The Fund is aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board, but believes these potential conflicts are offset by its strong corporate governance policies. The Fund’s corporate governance policies include regular meetings of the independent Directors in executive session without the presence of interested Directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent Directors and the appointment of a chief compliance officer, with whom the independent Directors meet regularly without the presence of interested Directors and other members of management, for administering our compliance policies and procedures.
The Fund recognizes that different board leadership structures are appropriate for companies in different situations. The Fund re-examines its corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
The identity of the Directors, and brief biographical information regarding each Director, is set forth below.

Independent Directors
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (1)	Other Trusteeships/Directorships Held by Director
[ ]	Director	Indefinite/Since Inception	[ ]	None (2)	None
[ ]	Director	Indefinite/Since Inception	[ ]	None (2)	None

The address of each Independent Director is 10 East 40th Street, 42nd Floor, New York, New York 10016.
(1) “Fund Complex” means any two or more registered investment companies that: (i) share the same investment adviser or principal underwriter; and (ii) hold themselves out to investors as related companies for purposes of investment and investor services.

(2) Other than the Fund.

Interested Director (1)
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/Directorships Held by Director
M. Grier Eliasek	Director, Chief Operating Officer, President	Indefinite/Since Inception
President and COO of Prospect Capital Corporation; Managing Director of Prospect Capital Management L.P. and Prospect Administration, President; CEO of Priority Income Fund, Inc.; President and COO of Priority Senior Secured Income Management, LLC; President and CEO of Pathway Energy Infrastructure Fund, Inc.; President and COO of Pathway Energy Infrastructure Management, LLC.
				Three (2)	Prospect Capital Corporation, Priority Income Fund, Inc. since July 31, 2012, Pathway Energy Infrastructure Fund, Inc. since February 19, 2013
John F. Barry III	Director, Chairman of the Board, Chief Executive Officer	Indefinite/Since Inception	Chairman and Chief Executive Officer of Prospect Capital Corporation; President of Prospect Capital Management L.P. and Prospect Administration since June 2004	One (2)	Prospect Capital Corporation

(1) “Interested person” of the Fund or the Adviser, as defined by the 1940 Act. [•] is an interested person of the Fund due to his position as an officer of the Fund and the Adviser.

(2) Other than the Fund.

Each of the Directors was elected to the Board by the sole shareholder of the Fund (the Adviser).
[The Directors serve on the Board for terms of indefinite duration. Except as required by the 1940 Act, Directors need not be elected by shareholders. Each Director shall serve until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of his/her successor. Any Director may resign at any time by delivering his or her resignation to the Board, the Chairman or the Secretary. Any vacancy of the Board for any cause other than an increase in the number of Directors may be filled by [•]. Any vacancy on the Board created by an increase in the number of Directors may be filled by [•].]

The following table sets forth certain information regarding the compensation expected to be received by the Independent Directors from the Fund for their first full fiscal year of service. No compensation is paid by the Fund to Directors who are “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.
Compensation Table

Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Fund Complex
[ ]	$[ ]	0	0	$[ ]
[ ]	$[ ]	0	0	$[ ]

Currently, the Independent Directors are each paid an annual retainer of $[•] by the Fund, and are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.
Board Committees
The only standing committees of the Board are the Audit Committee and the Nominating and Corporate Governance Committee. The Audit Committee is responsible for establishing guidelines and making recommendations to the Board regarding the valuation of its investments; selecting, engaging and discharging our independent accountants; reviewing the plans, scope and results of the audit engagement with our independent accountants; approving professional services provided by our independent accountants (including compensation therefore); reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the Audit Committee are Messrs. [•], [•] and [•], all of whom are independent. Mr. [•] serves as the Chairman of the Audit Committee and the Board has determined that Mr. [•] is an “audit committee financial expert” as defined under SEC rules. As the Fund has no operating history, no meetings of the Audit Committee have been held as of the date of this SAI.
The Nominating and Corporate Governance Committee selects and nominates directors for election by the Fund’s stockholders, selects nominees to fill vacancies on the Board or a committee thereof, develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board and management. The committee is composed of Messrs. [•], [•] and [•]. Mr. [•] serves as Chairman of the Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance committee does not currently have a written policy with regard to nominees recommended by our stockholders. The absence of such a policy does not mean, however, that a stockholder recommendation will not be considered if one is received.
The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with the procedures for stockholder nominations in our current bylaws. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of Fund shares owned, if any; and, a written consent of the individual to stand for election if nominated by the Board and to serve if elected by our stockholders.
The Nominating and Corporate Governance Committee’s goal is to assemble a Board that brings to the Fund a variety of perspectives and skills derived from high quality business and professional experience.

There are no stated minimum criteria for director nominees, and the members of the Nominating and Corporate Governance Committee may consider such factors as they may deem are in the best interests of the Fund and its stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of management to participate as members of the Board.
The members of the Nominating and Corporate Governance Committee identify nominees by first evaluating the current members of the Board willing to continue in service. The entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. The Board and the Nominating and Corporate Governance Committee have not engaged any third parties to identify or evaluate or assist in identifying potential nominees, although each reserves the right in the future to retain a third party search firm, if necessary.
The Nominating and Corporate Governance Committee have not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of our Board as a whole. The Nominating and Corporate Governance Committee generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board that best serves our needs and the interest of our stockholders. As the Fund has no operating history, no meetings of the Nominating Committee have been held as of the date of this SAI.
Equity Securities Owned by Directors
As of [•], 2016, none of the Directors own shares of the Fund. As of [•], 2016, the Independent Directors, and their immediate family members, did not beneficially own or own of record securities in the Adviser, or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser.

Fund Officers
In accordance with the Fund’s charter and bylaws, the Board has selected the following persons to serve as officers of the Fund:

Officers
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
M. Grier Eliasek	Director, Chief Operating Officer, President	Indefinite/Since Inception
President and COO of Prospect Capital Corporation; Managing Director of Prospect Capital Management L.P. and Prospect Administration, President; CEO of Priority Income Fund, Inc.; President and COO of Priority Senior Secured Income Management, LLC; President and CEO of Pathway Energy Infrastructure Fund, Inc.; President and COO of Pathway Energy Infrastructure Management, LLC.
Three (1)
John F. Barry III	Director, Chairman of the Board, Chief Executive Officer	Indefinite/Since Inception	Chairman and Chief Executive officer of Prospect Capital Corporation; Managing Director of Prospect Capital Management L.P. and Prospect Administration since June 2004	One (1)
Brian H. Oswald	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Indefinite/Since Inception
Managing Director of Prospect Administration; Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Priority Income Fund Inc., Pathway Energy Infrastructure Fund, Inc. and Prospect Capital Corporation
Three (1)

The address of each Officer is 10 East 40th Street, 42nd Floor, New York, NY 10016.
(1) Other than the Fund.
PORTFOLIO MANAGERS

The following table provides information regarding accounts managed by the Fund's portfolio managers, Messrs. John F. Barry III and M. Grier Eliasek (each, a "Portfolio Manager"), as of [•], 2016.

Registered Investment Companies Managed by each of the Portfolio Managers
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
[ ]	[ ]	[ ]	[ ]
Pooled Investment Vehicles Managed by each of the Portfolio Managers
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
[ ]	[ ]	[ ]	[ ]
Other Accounts Managed by each of the Portfolio Managers
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
[ ]	[ ]	[ ]	[ ]
Portfolio Manager Compensation
Mr. Eliasek receives no compensation from the Fund. Mr. Eliasek receives a salary and bonus from the Adviser that takes into account his role as a senior officer of the Fund and of the Adviser, his performance and the performance of each of the Fund and the Adviser. Mr. Barry receives no compensation from the Fund. Mr. Barry, as the sole member of the Adviser, receives a salary and/or bonus from the Adviser and is entitled to equity distributions after all other obligations of the Adviser are met.
Securities Ownership of Portfolio Managers
As of [•], 2016, the Portfolio Managers did not own directly any shares of the Fund.
TAX ASPECTS

The following is a general summary of the material anticipated U.S. federal income tax consequences of the purchase, ownership and disposition of shares of the Fund. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Fund as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussions set forth here and in the Prospectus do not constitute tax advice. Shareholders must consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.
Federal Income Taxation of the Fund
The Fund intends to elect to be treated, and intends to qualify each year, as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify as a RIC, the Fund must comply with certain requirements relating to, among other things, the sources of its income (the “Gross Income Requirement”) and diversification of its assets (the “Diversification Requirement”). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders.

The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.
If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.
To avoid a nondeductible 4% federal excise tax, the Fund will be required to distribute by December 31 of each year at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years on which the Fund paid no U.S. federal income tax. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund, will be treated as having been distributed.
The Diversification Requirement requires the Fund to diversify its holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of the Fund’s total assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities representing, in respect of any one issuer, no more than 5% of the value of the Fund’s assets and no more than 10% of the outstanding voting securities of such issuer; and

•
no more than 25% of the value of the total assets of the Fund is invested in (i) the securities of any one issuer, other than U.S. government securities or securities of other RICs, (ii) the securities of any two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or (iii) securities of qualified publicly traded partnerships.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund may be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders at the rates then applicable to dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.
As an alternative, there is a remedy for a failure to satisfy the Diversification Requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. There is also a de minimis exception to a potential failure to satisfy the Diversification Requirement that would require corrective action but no tax payment. In addition, a failure to satisfy the Gross Income Requirement can be remedied, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.
There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered RIC. Under temporary regulations, certain expenses of nonpublicly offered RIC, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered RIC” is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market nor (iii) held by at least 500 persons at all times during the taxable year.

Nature of the Fund’s Investments
Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. Any investment by the Fund in a “passive foreign investment company” may result in additional taxes as well as potentially causing the Fund to recognize income in advance of receiving cash payments.
Income from any investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
Certain foreign currency gains and losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income (or loss) may increase (or decrease) the Fund's income available for distribution.

Distributions to Shareholders
Distributions of the Fund's investment company taxable income are, except as described below, taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute long-term or short-term capital gains to such holder, depending on the holder's holding period in the shares.
The federal income tax rates generally are reduced to 20% (lower rates apply for individuals in lower tax brackets) on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. Fund shareholders, as well as the Fund itself, must satisfy certain holding period and other requirements in order for the reduced rates to apply. No assurance can be given as to what percentage of the ordinary income dividends, if any, will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. Distributions are taxable, as described above, whether received in cash or reinvested in the Fund. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.
Sale of Shares
A shareholder will recognize a gain or loss on the sale of shares (other than a repurchase as described below) equal to the difference between the shareholder’s adjusted tax basis (which will include any sales load paid by such shareholder to an unaffiliated broker or dealer which has been retained by the Fund, the Distributor or other Fund agent to act as a selling agent to assist in the distribution of shares) in the shares sold and the amount received. Generally, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets and generally will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Fund's automatic reinvestment plan. In such a case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale or exchange of Fund shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares and the amount of any undistributed capital gain of the Fund required to be included in the income of the shareholder with respect to such shares.

Tax on Net Investment Income
Individuals, estates and trusts are subject to a Medicare tax of 3.8% on “net investment income” (or undistributed “net investment income”, in the case of estates and trusts) for a taxable year, with such tax applying to the lesser of such income or the excess of such person’s adjusted gross income (with certain adjustments) over a specified amount.(2) Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Fund will be included in a shareholder’s “net investment income” subject to this Medicare tax.

Repurchase of Shares
The repurchase of shares by the Fund generally will be a taxable transaction for federal income tax purposes, either as a sale or exchange or, under certain circumstances, as a dividend. A repurchase of shares generally will be treated as a sale or exchange, with the results described above under “Sale of Shares,” if the receipt of cash by the shareholder results in a “complete redemption” of the shareholder’s interest in the Fund or is “substantially disproportionate” or “not essentially equivalent to a dividend” with respect to the shareholder. In determining whether any of these tests have been met, shares actually owned and shares considered to be owned by the shareholder by reason of certain constructive ownership rules generally must be taken into account. If any of the tests for sale or exchange treatment is met, a shareholder will generally recognize gain or loss on a repurchase equal to the difference between the amount of cash received by the shareholder and the adjusted tax basis of the shares repurchased. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. (See the discussion above under “Sale of Shares.”)
If none of the tests for sale or exchange treatment is met, the amount received by a shareholder on a repurchase of shares will be taxable to the shareholder as a dividend to the extent of such shareholder’s allocable share of the Fund’s current and accumulated earnings and profits. The excess of such amount received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder’s adjusted tax basis in the shares repurchased), and any amount in excess of the shareholder’s adjusted tax basis would constitute taxable gain. Any remaining tax basis in the shares repurchased by the Fund will be transferred to any remaining shares held by such shareholder. In addition, if the Fund were treated as a nonpublicly offered RIC, then if a repurchase of shares is treated as a dividend to a tendering shareholder, a constructive dividend may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Fund has been increased by such repurchase.
Backup Withholding
The Fund may be required to withhold federal income tax at the rate of 28% on all taxable distributions payable to non-corporate shareholders. This tax may be withheld from dividends if (i) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (ii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s United States federal income tax liability, if any, provided that the required information is furnished to the IRS on a timely basis.
Information Reporting
The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends and gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.
(2) The amount is $250,000 for married individuals filing jointly, $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins. Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Fund will be included in a shareholder’s “net investment income” subject to this Medicare tax.

The Fund must report to the IRS and furnish to shareholders basis information for repurchased shares. In addition to reporting the gross proceeds from the repurchase of shares, the Fund will also be required to report the basis information for such shares and indicate whether they had a short-term or long-term holding period. The Fund will permit shareholders to elect from among several acceptable basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default basis method. Shareholders should consult with their tax advisers to determine the best basis method for their tax situation and to obtain more information about how the basis reporting requirements apply to them.
Tax Shelter Reporting
If a shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate shareholder or $10 million or more for a corporate shareholder in any single taxable year (or in excess of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Code of Ethics

The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the codes’ requirements. The Fund’s code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part. You may also read and copy our code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to our Adviser. The proxy voting policies and procedures of our Adviser are set forth below. The guidelines are reviewed periodically by our Adviser and our non-interested directors, and, accordingly, are subject to change.
Introduction
As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for the investment advisory clients of our Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
Our Adviser will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although our Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.
The proxy voting decisions of our Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund (collect) at (212) [•] and (ii) at the SEC’s website at http://www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [•], 2016, no persons own of record or beneficially, 5% or more of the Fund’s outstanding equity securities.
GENERAL INFORMATION

Independent Registered Public Accounting Firm
[•] (“[•]”) will act as independent registered public account for the Fund and in such capacity will audit the Fund’s annual financial statements. The principal business address of [•] is [•].
FINANCIAL STATEMENTS

Appendix A to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by [•].

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PART C - OTHER INFORMATION

Item 25. Financial Statements and Exhibits

25(1)    Financial Statements:
The financial statements of the Registrant dated as of [•] are included as Appendix A in Part B of the Registrant’s Registration Statement.

25(2)    Exhibits
(a)    Articles of Incorporation, dated October 6, 2010.(1)
(b)    Bylaws of Registrant.*
(c)    Not Applicable.
(d)    Incorporated by reference to Exhibits (a) and (b) above.
(e)    Included in Registrant’s Prospectus.
(f)    Not Applicable.
(g)    Form of Investment Advisory Agreement between the Registrant and Prospect Capital Management L.P. (the “Adviser”).*
(h)(1)    Form of Distribution Agreement between the Registrant and [•] (“[•]” or the “Distributor”).*
(h)(2)    Form of Selected Dealer Agreement between the Distributor and the dealers to become parties thereto.*
(i)    Not Applicable.
(j)    Form of Custodian Services Agreement between the Registrant and [•].*
(k)(1)    Form of [Administration, Accounting and Investor Services] Agreement between the Registrant and [•].*
(k)(2)    Power of Attorney.*
(l)(1)    Opinion and Consent of Kramer Levin Naftalis & Frankel LLP.*
(l)(2)    Opinion and Consent of [•], as special Maryland counsel for the Registrant*
(m)    Not Applicable.
(n)(1)    Consent of [•], the independent registered public accountant of the Registrant.*
(o)    Not Applicable.
(p)    Certificate of Initial Trustee.*
(q)    Not Applicable.
(r)(1)    Code of Ethics of the Registrant.*
(r)(2)    Code of Ethics of the Adviser.*
*To be filed by amendment.
(1) Filed herewith.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expense, payable by the Registrant in connection with the issuance and distribution of the securities covered by this registration statement.

All Figures are estimates
Blue sky fees and expenses     [______]
Accounting fees and expenses     [______]
Legal fees and expenses         [______]
Printing and engraving         [______]
Miscellaneous             [______]

Total                 [______]

Item 28. Persons Controlled By or Under Common Control

See “Management of the Fund” and “Risk Factors- Co-Investment Restrictions” in the Prospectus and “Management of the Fund” and “Control Persons and Principal Holders of Securities” in the Statement of Additional Information contained herein.

Item 29. Number of Holders of Securities**

The following table sets forth the approximate number of record holders of the Registrant’s shares as of [ ], 2016:

Title of Class	Number of Record Holders
Shares	[ ]
**To be provided by amendment.

Item 30. Indemnification

Directors and Officers

Reference is made to Section 2-418 of the Maryland General Corporation Law and the Registrant's charter and bylaws.

[Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).]

[The Registrant's charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant's director or officer and at the Registrant's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant's bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant's director or officer and at the Registrant's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant's employees or agents or any employees or agents of the Registrant's predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.]

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant's charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management L.P. (the "Adviser") and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser's services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration, LLC and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration, LLC's services under the Administration Agreement or otherwise as administrator for the Registrant. The Fund’s payments to Prospect Administration are periodically reviewed by the Board.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management of the Fund,” and Part B of this Registration Statement in the section entitled “Management of the Fund.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. [•]), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1) the Registrant, Prospect Investment Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016;
(2) the Transfer Agent, [•], [•];
(3) the Custodian, [•], [•];
(4) the Adviser, Prospect Capital Management L.P., 10 East 40th Street, 42nd Floor, New York, New York 10016; and
(5) the Administrator, Prospect Administration, LLC, 10 East 40th Street, 42nd Floor, New York, New York 10016.

Item 33. Management Services

Except as described or in the SAI under the caption “Investment Advisory and Other Services” and “General Information,” the Registrant is not a party to any management service related contract.

Item 34. Undertakings

The Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if: (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

The Registrant additionally undertakes, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), as follows:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (a) To include any prospectus required by Section 10(a)(3) of the 1933 Act;

          (b) To reflect in the Prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

          (c) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     (2) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 15th day of June, 2016.

PROSPECT INVESTMENT CORPORATION

By: /s/ John F. Barry III
John F. Barry III
Initial Director

Pursuant to requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated.

Signature	Title	Date
/s/ John F. Barry III	Initial Director	June 15, 2016
John F. Barry III

EXHIBIT INDEX

Exhibits	Description
(a)	Certificate of Incorporation

C-6